Exhibit 99.2

SUPPLEMENTAL DISCLOSURE

Quarter Ended March 31, 2006

Certain statements in this Supplemental Disclosure that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of the Company to differ materially from historical results or from any results expressed or implied by such forward-looking statements, including without limitation: national and local economic, business, real estate and other market conditions; the competitive environment in which the Company operates; financing risks; possible future downgrades in our credit ratings; property ownership / management risks; the level and volatility of interest rates and changes in capitalization rates with respect to the acquisition and disposition of properties; financial stability of tenants; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition, disposition, development and joint venture risks, including risks that developments and redevelopments are not completed on time or on budget and strategies, actions and performance of affiliates that the Company may not control; potential environmental and other liabilities; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, which discuss these and other factors that could adversely affect the Company’s results.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

First Quarter Review / Shareholder Information

New Plan is one of the nation’s largest real estate companies, focusing on the ownership, management and development of community and neighborhood shopping centers. The Company operates as a self-administered and self-managed REIT, with a national portfolio of 477 properties, including 170 properties held through joint ventures, and total assets of approximately $3.4 billion. The properties are strategically located across 39 states and include 458 community and neighborhood shopping centers, primarily grocery or name-brand discount chain anchored, with approximately 66.7 million square feet of gross leasable area, and 19 related retail real estate assets, with approximately 1.1 million square feet of gross leasable area.

First Quarter Review

Activity Review

•                  On February 2, 2006, the Company formed a second strategic joint venture with a fund advised by JPMorgan Investment Management Inc. to acquire high-quality institutional grade community and neighborhood shopping centers on a nationwide basis. The joint venture, which is called NP/I&G Institutional Retail Company II, LLC, has an equity commitment of $150.0 million based on a 20 percent / 80 percent contribution split between the Company and a fund advised by JPMorgan Investment Management Inc., respectively. As the managing member, the Company will be responsible for initiating acquisitions, as well as providing property management and leasing services.

•                  During the first quarter of 2006, the Company acquired, including through co-investments with its joint venture partners, four shopping centers; three buildings adjacent to shopping centers owned by the Company; and one land parcel. The acquisitions totaled approximately 1.0 million square feet of gross leaseable area and approximately 18 acres and were acquired for an aggregate purchase price of approximately $78.5 million. Acquisitions completed during the first quarter are summarized below:

Company Portfolio (aggregate purchase price of approximately $7.1 million)

•                  On January 27, 2006, the Company acquired a 6,580 square foot building located in Tarpon Springs, Florida immediately adjacent to Tarpon Mall, a shopping center owned by the Company, for approximately $2.3 million.

•                  On February 21, 2006, the Company acquired a 94,977 square foot building located in Hendersonville, Tennessee immediately adjacent to Hazel Path, a shopping center owned by the Company, for approximately $4.8 million.

CA New Plan Acquisition Fund, LLC (aggregate purchase price of approximately $32.9 million)

•                  On February 9, 2006, CA New Plan Acquisition Fund, LLC, a joint venture in which the Company holds a 10 percent interest, acquired a portfolio of three shopping centers for an aggregate of approximately $32.9 million. The portfolio includes: Augusta West Plaza, a 207,823 square foot shopping center located in Augusta, Georgia and anchored by Burlington Coat Factory, Dollar Tree and Regal Cinemas; Banks Station, a 176,451 square foot shopping center located in Fayetteville, Georgia and anchored by Cinemark USA, Food Depot, and Staples; and Shelby Square, a 155,969 square foot shopping center located in Memphis, Tennessee and anchored by Fred’s and Wal-Mart Neighborhood Market.

Galileo America LLC (aggregate purchase price of approximately $27.7 million)

•                  On January 10, 2006, Galileo America LLC, a joint venture in which the Company holds a 5 percent interest, acquired Coastal Landing, an 18-acre land parcel located in Brooksville, Florida, immediately adjacent to Coastal Way, a community shopping center owned by Galileo America LLC, for approximately $3.8 million.

•                  On February 2, 2006, Galileo America LLC acquired Marketplace at Matteson, a 309,864 square foot shopping center located in Matteson, Illinois and anchored by Advance Auto, A.J. Wright, Burlington Coat Factory and Cub Foods, for approximately $23.9 million.

NP/I&G Institutional Retail Company, LLC (aggregate purchase price of approximately $10.8 million)

•                  On March 1, 2006, NP/I&G Institutional Retail Company, LLC, a joint venture with JPMorgan Investment Management in which the Company holds a 20 percent interest, acquired a 58,473 square foot building occupied by Ukrops Supermarket and located in Glenn Allen, Virginia immediately adjacent to Westpark Shopping Center, a shopping center owned by the joint venture, for approximately $10.8 million.

•                  During the first quarter of 2006, the Company generated an aggregate of approximately $19.5 million of proceeds through the sale of four shopping centers and two land parcels. Properties sold during the quarter include: Cross Pointe Marketplace, a 73,788 square foot shopping center located in Richmond, Virginia; South Plaza, a 143,620 square foot shopping center located in Norwich, New York; Westgate Manor, a 75,813 square foot shopping center located in Rome, New York; Westmoreland Heights, a 108,033 square foot shopping center located in Dallas, Texas; 1.6 acres of land at Nine Mile Square in Pensacola, Florida; and 3.0 acres of land in Frisco, Texas sold by BPR Land Partnership, L.P., a joint venture in which the Company holds a 50 percent interest.

Portfolio Review

•                  At the end of the first quarter, the gross leasable area (GLA) for the Company’s stabilized community and neighborhood shopping centers, including its pro rata share of unconsolidated joint venture properties, was approximately 92.9 percent leased. The GLA for the Company’s total community and neighborhood shopping center portfolio, which includes redevelopment properties and the Company’s pro rata share of unconsolidated joint venture properties, was approximately 90.8 percent leased as of March 31, 2006.

•                  During the first quarter, 156 new leases, aggregating approximately 699,000 square feet, were signed at an average annual base rent (ABR) of $11.25 per square foot and 302 renewal leases, aggregating approximately 1.5 million square feet, were signed at an average ABR of $10.72 per square foot. The average increase in ABR on a cash-basis was 14.5 percent for new leases signed on comparable space and 8.7 percent for renewal leases.

Shareholder Information

Corporate Headquarters

New Plan Excel Realty Trust, Inc.
420 Lexington Avenue
New York, NY 10170

Phone: 212-869-3000

Fax: 212-869-3989

www.newplan.com

Exchange Listing

New York Stock Exchange

Common stock: NXL

Series E preferred stock: NXLprE

Senior Unsecured Debt Ratings
Fitch: BBB+

Standard & Poor’s: BBB

Quarterly Results

The Company expects to announce quarterly results as follows:

Second quarter 2006: August 3, 2006

Third quarter 2006: November 2, 2006

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, replacement or lost certificates, stock transfers and name or address changes should be directed to:

Computershare Trust Company, N.A.

(formerly EquiServe Trust Company, N.A.)

P.O. Box 43010

Providence, RI 02940

Phone: 800-730-6001

www.computershare.com/equiserve

Corporate Communications Department

Shareholders seeking financial and operating information may contact:

Stacy Slater

Senior Vice President - Corporate Communications

Phone: 212-869-3000

Fax: 212-869-3989

E-mail: corporatecommunications@newplan.com

The unaudited financial information included in this Supplemental Disclosure is only a summary of more detailed financial information included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, which documents are filed with the Securities and Exchange Commission.  For a more complete presentation and analysis of the Company’s financial information, please read these reports.  These reports are available on the SEC’s Internet website at www.sec.gov.  In addition, these reports are available on the Company’s Internet website at www.newplan.com, under Investor Information; Financial Reports.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Balance Sheets

(Unaudited, dollars in thousands, except footnotes)

	As Of
	03/31/06	12/31/05
Assets:
Land	$724,728	$724,901
Buildings and improvements	2,681,789	2,668,177
Less: accumulated depreciation and amortization	(392,242)	(376,816)
Net real estate	3,014,275	3,016,262
Real estate held for sale	19,643	19,244
Cash and cash equivalents	10,497	9,202
Restricted cash (1)	20,173	19,906
Marketable securities	3,547	3,014
Receivables
Trade, net of allowance for doubtful accounts of (March 31, 2006- $28,469, December 31, 2005- $27,540)	19,486	20,751
Deferred rent, net of allowance of (March 31, 2006- $1,590, December 31, 2005- $1,592)	30,229	29,314
Other	22,595	25,138
Mortgages and notes receivable	761	795
Prepaid expenses and deferred charges	52,768	43,346
Investments in / advances to unconsolidated ventures (2)	85,199	95,538
Intangible assets, net of accumulated amortization of (March 31, 2006- $13,015, December 31, 2005- $10,927) (3)	75,280	78,046
Other assets (4)	11,476	9,206

TOTAL ASSETS	$3,365,929	$3,369,762

Liabilities:
Mortgages payable, including unamortized premium of (March 31, 2006- $13,127, December 31, 2005- $13,871)	$425,605	$433,653
Notes payable, net of unamortized discount of (March 31, 2006- $4,601, December 31, 2005- $4,822)	967,505	968,347
Credit agreements	230,000	215,000
Capital leases	27,788	27,881
Dividends payable	37,883	37,826
Other liabilities (5)	113,167	127,369
Tenant security deposits	10,921	10,641
TOTAL LIABILITIES	1,812,869	1,820,717

Minority interest in consolidated partnership and joint ventures	56,908	57,659

Stockholders’ equity:
Preferred stock	10	10
Common stock	1,044	1,042
Additional paid-in capital	2,040,361	2,036,880
Accumulated other comprehensive income	(7,163)	(8,074)
Less: accumulated distributions in excess of net income	(538,100)	(538,472)
TOTAL STOCKHOLDERS’ EQUITY	1,496,152	1,491,386

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,365,929	$3,369,762

(1) Consists primarily of cash held in escrow accounts as required by certain loan agreements.

(2) Represents direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR Shopping Center, L.P.; BPR South, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC; Galileo America LLC; NP/I&G Institutional Retail Company, LLC; NP/I&G Institutional Retail Company II, LLC; NPK Redevelopment I, LLC and Westgate Mall, LLC.

(3) Includes the value of intangible assets allocated in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations (“SFAS No. 141”), as well as amounts paid to aquire certain management rights in connection with the Galileo Transactions, as described in the Company’s Supplemental Disclosure for the quarter ended September 30, 2005.

(4) Other assets include: deposits and furniture and fixtures.

(5) Other liabilities include: amounts payable for real estate taxes, interest, payroll and normal vendor payables, as well as amounts allocated for below market leases in accordance with SFAS No. 141.

The above does not purport to disclose all items required under generally accepted accounting principles (“GAAP”).

The Company’s Form 10-Q for the quarter ended March 31, 2006 and Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Income Statements

(Unaudited, in thousands, except per share amounts and footnotes)

			Twelve
	Three Months Ended		Months Ended
	03/31/06	03/31/05	12/31/05
Rental Revenues:
Rental income	$89,951	$98,619	$369,647
Percentage rents	2,376	2,507	5,865
Expense reimbursements	21,978	25,114	100,186
TOTAL RENTAL REVENUES	114,305	126,240	475,698
Rental Operating Expenses:
Operating costs	18,816	21,441	78,047
Real estate taxes	14,345	16,055	66,071
Provision for doubtful accounts	2,196	2,710	11,342
TOTAL RENTAL OPERATING EXPENSES	35,357	40,206	155,460
NET OPERATING INCOME	78,948	86,034	320,238
Other Income:
Fee income	4,283	1,579	10,957
Interest, dividend and other income	835	955	4,222
Equity in income of unconsolidated ventures	1,180	689	4,046
TOTAL OTHER INCOME	6,298	3,223	19,225
Other Expenses:
Interest expense	22,781	27,331	118,044
Depreciation and amortization	23,235	25,213	92,561
General and administrative	7,011	4,585	26,359
TOTAL OTHER EXPENSES	53,027	57,129	236,964
Income before real estate sales, impairment of real estate and minority interest	32,219	32,128	102,499
Gain on sale of real estate	—	—	186,908
Impairment of real estate	—	—	(859)
Minority interest in income of consolidated partnership and joint ventures	(150)	(282)	(5,953)
INCOME FROM CONTINUING OPERATIONS	32,069	31,846	282,595
Discontinued Operations:
Results of discontinued operations	818	1,837	5,942
Gain on sale of discontinued operations (1) (2) (3)	5,720	5,004	17,787
Impairment of real estate held for sale	(98)	—	—
INCOME FROM DISCONTINUED OPERATIONS	6,440	6,841	23,729
NET INCOME	$38,509	$38,687	$306,324
Preferred dividends	(5,484)	(5,467)	(21,888)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - BASIC	33,025	33,220	284,436
Minority interest in income of consolidated partnership	150	282	5,070
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS - DILUTED	$33,175	$33,502	$289,506
NET INCOME PER COMMON SHARE - BASIC	$0.32	$0.32	$2.75
NET INCOME PER COMMON SHARE - DILUTED	0.31	0.32	2.71
Weighted average common shares outstanding - basic	104,257	102,820	103,393
ERP partnership units	2,924	1,964	2,337
Options and contingently issuable shares	1,350	1,042	1,003
Convertible debt	—	165	35
Restricted stock	71	144	66
Weighted average common shares outstanding - diluted	108,602	106,135	106,834

(1) For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(2) For the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest.

(3) For the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P., a joint venture in which the Company previously held a 50 percent interest.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 and Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Funds from Operations / Capital Expenditures

(In thousands, except per share amounts)

			Twelve
	Three Months Ended		Months Ended
	03/31/06	03/31/05	12/31/05
Funds from Operations: (1)
Net income available to common stockholders - diluted	$33,175	$33,502	$289,506
Deduct:
Minority interest in income of consolidated partnership, excluding gain allocation	(150)	(282)	(714)
Net income available to common stockholders - basic	33,025	33,220	288,792
Add:
Depreciation and amortization
Continuing operations real estate assets	22,342	24,805	90,999
Discontinued operations real estate assets	40	883	2,576
Pro rata share of joint venture real estate assets	3,847	565	3,732
Deduct:
Gain on sale of real estate (2)	—	—	(186,908)
Gain on sale of discontinued operations (2) (3)	(5,532)	(3,732)	(11,818)
Pro rata share of joint venture gain on sale of real estate (2)	—	—	(406)
FUNDS FROM OPERATIONS - BASIC	53,722	55,741	186,967
Add:
Minority interest in income of consolidated partnership, excluding gain allocation	150	282	714
FUNDS FROM OPERATIONS - DILUTED	$53,872	$56,023	$187,681

FUNDS FROM OPERATIONS PER SHARE - BASIC	$0.52	$0.54	$1.81
FUNDS FROM OPERATIONS PER SHARE - DILUTED	0.50	0.53	1.76

Funds from operations - diluted	$53,872	$56,023	$187,681
Add:
Impairment of real estate	—	—	859
Impairment of real estate held for sale	98	—	—
FUNDS FROM OPERATIONS - DILUTED (prior calculation)	$53,970	$56,023	$188,540

FUNDS FROM OPERATIONS PER SHARE - DILUTED (prior calculation)	$0.50	$0.53	$1.76

Weighted average common shares outstanding - basic	104,257	102,820	103,393
ERP partnership units	2,924	1,964	2,337
Options and contingently issuable shares	1,350	1,042	1,003
Convertible debt	—	165	35
Restricted stock	71	144	66
Weighted average common shares outstanding - diluted	108,602	106,135	106,834

Special Dividend per Common Share (4)	$—	$—	$3.00000
Dividend per Common share	0.31250	0.41250	1.45000
Dividend per Preferred D share	0.97500	0.97500	3.90000
Dividend per Preferred E share	0.47656	0.47656	1.90624

Common dividends (5)	$32,652	$42,523	$461,159
Preferred D dividends (6)	1,672	1,654	6,644
Preferred E dividends	3,812	3,812	15,248
TOTAL DISTRIBUTIONS	$38,136	$47,989	$483,051

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Funds from Operations / Capital Expenditures

(In thousands, except footnotes)

			Twelve
	Three Months Ended		Months Ended
	03/31/06	03/31/05	12/31/05
Capital Expenditures (7):
New development	$1,459	$3,726	$9,358
Building additions and expansions (8)	22,410	26,794	147,828
Building improvements capitalized (9)	1,188	1,764	9,291
Tenant improvements	1,857	1,691	7,873
Leasing commissions	1,733	2,335	7,067
TOTAL CAPITAL EXPENDITURES	$28,647	$36,310	$181,417

Additional Disclosure:
Straight line rents	$2,633	$1,033	$6,163
Pro rata share of joint venture straight line rents	185	170	713
Above- and below- market rent amortization	407	(4)	210
Pro rata share of joint venture above- and below- market rent amortization	137	39	334
Gain on sale of land	188	1,272	5,969
Pro rata share of joint venture gain on sale of land	385	—	—
Capitalized interest (8)	2,960	1,230	8,484

(1) Funds from Operations (“FFO”) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (the “White Paper”). The White Paper defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

On October 1, 2003, the National Association of Real Estate Investment Trusts (“NAREIT”), based on discussions with the Securities and Exchange Commission (“SEC”), provided revised guidance regarding the calculation of FFO. This revised guidance provides that impairments should not be added back to net income in calculating FFO and that original issuance costs associated with preferred stock that has been redeemed should be factored into the calculation of FFO. Prior to this pronouncement, the Company had added back impairments in calculating FFO, in accordance with prior NAREIT guidance, and had not factored in original issuance costs of preferred stock that had been redeemed in the calculation of FFO. The Company presents FFO in accordance with NAREIT’s revised guidance. To assist investors in understanding the impact of these changes, the Company also is presenting FFO in accordance with the methodology historically used by the Company (“prior calculation”).

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a starting point in measuring its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult to compare. The Company also believes that the presentation of FFO consistent with the guidance that was in effect until October 1, 2003 is further helpful to investors because it assists investors in evaluating the Company’s historical operational performance and because it excludes other items included in the revised calculation of FFO such as impairments which also do not relate to and are not indicative of the Company’s operating performance. FFO should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, and is not indicative of funds available to fund the Company’s cash needs, including its ability to make distributions. In addition, the Company’s computation of FFO may differ in certain respects from the methodology utilized by other REITs to calculate FFO and, therefore, may not be comparable to such other REITs.

(2) Excludes gain / loss on sale of land.

(3) For the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest. For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.

(4) In conjunction with the Galileo Transactions, the Company’s Board of Directors declared a special cash distribution of $3.00 per common share (the “Special Dividend”). The distribution was paid on September 27, 2005 to common stockholders of record on August 25, 2005 and aggregated approximately $310.4 million.

(5) For the twelve months ended December 31, 2005, balance includes approximately $310.4 million attributable to the Special Dividend paid on September 27, 2005 to common stockholders of record on August 25, 2005.

(6) Quarterly and annual dividend amounts for 2005 include non-cash adjustments to account for the “step-up” of the dividend rate beginning in October 2012.

(7) Includes 100 percent of joint venture properties consolidated in accordance with the provisions of Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN 46”), and the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(8) Revenue-enhancing expenditures.

(9) Nonrevenue-enhancing expenditures such as lighting, painting, parking lots, roofing and signage.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 and Form 10-K for the year ended December 31, 2005 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Selected Financial Ratios / Data

(In thousands, except ratios, percentages and per share amounts)

					Twelve
	Three Months Ended				Months Ended
	03/31/06		03/31/05		12/31/05

Debt coverage ratios:
Interest coverage (EBITDA/interest expense)	3.24	x	3.13	x	2.62	x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	2.94	x	2.76	x	2.35	x
Fixed charge coverage (EBITDA/(interest expense + scheduled principal payments + preferred dividends)) (1)	2.48	x	2.36	x	2.03	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments) (1)	2.46	x	2.53	x	2.11	x

Debt/equity ratios:
Total debt/total market capitalization	35.0%		41.4%		37.4%
Total debt/total equity market capitalization	54.0%		70.6%		59.6%
Total debt/total book assets	49.0%		52.8%		48.8%
Total debt/undepreciated book value (2)	43.9%		47.3%		43.9%

Operating statistics:
NOI margin (NOI/total rental revenues)	69.07%		68.15%		67.32%
Expense recovery ratio (expense reimbursements/(operating costs + real estate taxes)	66.28%		66.98%		69.52%
Annualized G&A/total assets	0.83%		0.51%		0.78%
G&A/total revenues	5.81%		3.54%		5.33%

Market capitalization calculations:
Common shares outstanding	104,486		103,074		104,305
Operating partnership units outstanding (3)	2,774		2,264		2,774
Combined shares and operating partnership units outstanding	107,260		105,338		107,079
Preferred D shares outstanding	1,500		1,500		1,500
Preferred E shares outstanding	8,000		8,000		8,000

Common stock price per share, end of period	$25.94		$25.11		$23.18
Preferred D price per share, end of period	50.00		50.00		50.00
Preferred E price per share, end of period	25.30		26.14		25.15

Common market equity at end of period (3)	$2,782,324		$2,645,037		$2,482,091
Preferred market equity at end of period	277,400		284,120		276,200
Total equity market capitalization	3,059,724		2,929,157		2,758,291
Total debt end of period	1,650,898		2,067,962		1,644,881
TOTAL MARKET CAPITALIZATION	$4,710,622		$4,997,119		$4,403,172

(1) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

(2) Excludes accumulated depreciation on operating assets.

(3) Equivalent of common stock assuming conversion.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Reconciliation of Selected Non-GAAP Financial Information to Most Directly Comparable GAAP Financial Measure

(Dollars in thousands, except footnotes)

					Twelve
	Three Months Ended				Months Ended
	03/31/06		03/31/05		12/31/05

Net income to EBITDA calculation: (1)
Net income	$38,509		$38,687		$306,324
Depreciation and amortization
Continuing operations real estate assets	22,235		25,213		92,561
Discontinued operations real estate assets	40		883		2,576
Pro rata share of joint venture real estate assets	3,847		565		3,732
State taxes	105		35		70
Interest expense
Continuing operations	22,781		27,331		118,044
Discontinued operations	—		5		5
Pro rata share of joint ventures	3,847		986		5,827
Gain on sale of real estate	—		—		(186,908)
Gain on sale of discontinued operations (2)	(5,720)		(5,004)		(17,787)
Gain on sale of joint venture	(385)		—		(406)
Impairment of real estate
Impairment of real estate	—		—		859
Impairment of real estate held for sale	98		—		—
EBITDA	$86,357		$88,701		$324,897

Earnings ratios:
Interest coverage ratio (earnings/interest expense)	2.37	x	2.16	x	3.42	x
Debt service coverage (earnings/(interest expense + scheduled principal payments))	2.14	x	1.90	x	3.06	x
Fixed charge coverage (earnings/(interest expense + scheduled principal payments + preferred dividends))	1.76	x	1.61	x	2.63	x
Fixed charge coverage (excluding capitalized interest and scheduled principal payments)	1.73	x	1.73	x	2.72	x

Net income to earnings calculation:
Net income	$38,509		$38,687		$306,324
Deduct:
Income from discontinued operations	(6,440)		(6,841)		(23,729)
Equity in income of unconsolidated ventures	(1,180)		(689)		(4,046)
Add:
Minority interest in income of consolidated partnership and joint ventures	150		282		5,953
Interest expense	22,781		27,331		118,044
Distributed income of investments in unconsolidated joint ventures	—		—		—
Interest component of rental expense	172		241		1,121
EARNINGS	$53,992		$59,011		$403,667

Fixed charge calculation:
Interest expense	$22,781		$27,331		$118,044
Scheduled principal payments	2,437		3,755		13,838
Preferred dividends	5,484		5,466		21,892
FIXED CHARGE	$30,702		$36,552		$153,774
Capitalized interest	$2,960		$1,230		$8,484

(1) EBITDA is a widely used performance measure. We compute EBITDA as the sum of net income before extraordinary item, depreciation and amortization, income taxes, interest expenses, gain (loss) on sale of real estate and sale of discontinued operations, and impairment of real estate.

Given the nature of the Company’s business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to Earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in Earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that have been sold, or classified as real estate held for sale at the end of the reporting period, which are not included within Earnings. Accordingly, we believe that the use of EBITDA as opposed to Earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated period. EBITDA should not be considered as an alternative to Earnings as an indicator of our financial performance, or as an alternative to cash flow activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company’s financial performance.

(2) For the twelve months ended December 31, 2005, balance includes approximately $2.295 million, which represents the Company’s gain on the sale of its ownership interest in BPR West, L.P, a joint venture in which the Company previously held a 50 percent interest. For the twelve months ended December 31, 2005, balance includes approximately $140,000 of final distributions from Benbrooke Ventures, a joint venture in which the Company previously held a 50 percent interest. For the three months ended March 31, 2005 and the twelve months ended December 31, 2005, balance includes approximately $3.314 million, which represents the Company’s pro rata share of the gain on the sale of Rodney Village, a property previously owned by Benbrooke Ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

	Lender	Outstanding Balance	Actual Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:

Secured Mortgage Indebtedness
Montebello Plaza	Nationwide Life Insurance	$1,324	9.625%	03/05/07	0.08%
Crown Point	Jackson National Life Insurance	6,711	8.120%	05/01/07	0.41%
Skyway Plaza	LaSalle National Bank	3,434	9.250%	05/01/07	0.21%
Dickson City Crossings I	General American Life Insurance Co.	11,640	8.650%	12/01/07	0.71%
Dickson City Crossings II	General American Life Insurance Co.	2,327	8.870%	12/01/07	0.14%
Silver Pointe	Nomura Asset Capital Corporation	7,048	7.500%	03/11/08	0.43%
Hillside Village Center	Wells Fargo Bank, N.A.	4,238	6.900%	04/01/08	0.26%
42 properties (REMIC)	SECORE Financial	147,230	6.670%	06/01/08	8.95%
Marketplace	Heller Financial, Inc.	9,004	6.880%	08/01/08	0.55%
Festival Center	KeyBank National Association	2,404	8.240%	12/31/09	0.15%
Sunshine Square	Sun Life Assurance Company	6,916	8.490%	05/31/10	0.42%
Saddletree Village Shopping Center	Aegon USA Realty	1,423	8.250%	06/01/10	0.09%
Hampton Village Centre	Deutsche Banc Capital LLC	28,670	8.530%	06/30/10	1.74%
Hillcrest Shopping Center	General Electric Capital Corporation	16,548	8.110%	07/01/10	1.01%
Greentree	KeyBank National Association	4,835	8.240%	10/01/10	0.29%
Habersham Crossing	KeyBank National Association	3,554	8.240%	10/01/10	0.22%
Merchants Crossing	American Equity Investment	4,917	7.630%	09/14/11	0.30%
Hunt River Commons	Nationwide Life Insurance	7,025	7.070%	10/01/11	0.43%
Annex of Arlington	LaSalle National Bank	17,651	7.850%	04/11/12	1.07%
Chapel Square	American National	1,332	9.250%	02/01/13	0.08%
Florence Square I	Nationwide Life Insurance	12,734	7.400%	04/01/13	0.77%
Florence Square II	Nationwide Life Insurance	1,244	8.500%	04/01/13	0.08%
Florence Square III	Nationwide Life Insurance	961	8.320%	04/01/13	0.06%
Northgate	State Farm Life Insurance Company	5,224	8.750%	06/30/13	0.32%
West Ridge Shopping Center	Morgan Stanley Mortgage Capital Inc.	10,883	5.890%	12/09/13	0.66%
University IV	IDS Life Insurance Company	1,686	8.250%	03/01/15	0.10%
Riverview Plaza	Protective Life	3,983	8.625%	09/01/15	0.24%
Lexington Town Square	American Enterprise	1,624	8.500%	10/01/16	0.10%
Midway Market Square	MONY	15,145	8.180%	12/01/16	0.92%
Elkhart Market Centre	Protective Life	12,125	7.500%	08/01/18	0.74%
Covered Bridge	Protective Life	2,515	7.500%	06/01/20	0.15%
Olympia Corners	Protective Life	4,940	7.500%	06/01/20	0.30%
Sun Plaza	Protective Life	9,183	7.500%	06/01/20	0.56%
The Vineyards	Protective Life	7,634	7.500%	06/01/20	0.46%
Arvada Plaza	American Centurion	1,988	7.670%	05/01/21	0.12%
Cheyenne Plaza	SAFECO Life Insurance Co.	4,457	7.880%	06/01/21	0.27%
Karl Plaza	Lehman Brothers Holdings, Inc.	3,750	7.320%	03/01/28	0.23%
TOTAL FIXED RATE SECURED MORTGAGE INDEBTEDNESS		$388,307	7.422%		23.60%

Unsecured Notes
7.35%, 10 Year Unsecured Notes	—	$30,000	7.350%	06/15/07	1.82%
7.40%, 10 Year Unsecured Notes	—	150,000	7.400%	09/15/09	9.12%
4.50%, 7 Year Unsecured Notes (1)	—	150,000	4.500%	02/01/11	9.12%
5.125%, 7 Year Unsecured Notes	—	125,000	5.125%	09/15/12	7.60%
5.50%, 10 Year Unsecured Notes	—	50,000	5.500%	11/20/13	3.04%
5.30%, 10 Year Unsecured Notes	—	100,000	5.300%	01/15/15	6.08%
5.25%, 10 Year Unsecured Notes	—	125,000	5.250%	09/15/15	7.60%
3.75%, 20 Year Unsecured Notes (2)	—	115,000	3.750%	06/01/23	6.99%
7.97%, 30 Year Unsecured Notes	—	10,000	7.970%	08/14/26	0.61%
7.65%, 30 Year Unsecured Notes	—	25,000	7.650%	11/02/26	1.52%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.61%
7.68%, 30 Year Unsecured Notes	—	10,000	7.680%	11/02/26	0.61%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Summary of Outstanding Debt

(Dollars in thousands, except footnotes)

		Outstanding	Actual	Maturity	Percent of
	Lender	Balance	Interest Rate	Date	Total Indebtedness
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.52%
6.90%, 30 Year Unsecured Notes	—	25,000	6.900%	02/15/28	1.52%
7.50%, 30 Year Unsecured Notes	—	25,000	7.500%	07/30/29	1.52%

TOTAL FIXED RATE UNSECURED NOTES		$975,000	5.637%		59.26%

CAPITAL LEASES		$27,788	7.500%	06/20/31	1.69%

TOTAL FIXED RATE DEBT		$1,391,095	6.172%		84.55%

Variable Rate Debt (3):

Secured Mortgage Indebtedness
Elk Grove Town Center	MetLife	$14,500	5.660%	12/01/06	0.88%
Highland Commons	GE Financial Assurance	3,407	6.375%	12/01/09	0.21%
Lexington Road Plaza	Great Northern Insured Annuity	6,264	5.875%	09/01/11	0.38%

TOTAL VARIABLE RATE SECURED MORTGAGE INDEBTEDNESS		$24,171	5.816%		1.47%

Credit Agreements
$350 Million Revolving Credit Facility	Bank of America	$80,000	5.476%(4)	06/29/07	4.86%
$150 Million Secured Term Loan	Bank of America	150,000	5.676%	06/29/07	9.12%

TOTAL CREDIT AGREEMENTS		$230,000	5.607%		13.98%

TOTAL VARIABLE RATE DEBT		$254,171	5.626%		15.45%

TOTAL DEBT		$1,645,266	6.088%		100.00%

Net Unamortized Premiums on Mortgages		$13,127
Net Unamortized Discount on Notes		(4,601)
Impact of Swap Agreements on Notes (1)		(2,894)
TOTAL DEBT - NET		$1,650,898

(1) On February 6, 2004, the Company issued $150 million aggregate principal amount of 7-Year Fixed Rate Unsecured Notes with a coupon of 4.50%. As of March 31, 2006, the Company had interest rate swaps that effectively convert the interest rate on $65 million of the notes from a fixed rate to a blended floating rate of 30 basis points over the 6-month LIBOR rate.

(2) On May 19, 2003, the Company completed a public offering of $100 million of 3.75% Convertible Senior Notes due 2023. On June 10, 2003, the underwriters exercised their over-allotment option in full and purchased an additional $15 million of the notes. The notes are convertible into cash, upon the occurrence of certain events, at an initial conversion price of $25.00 per share. The notes may not be redeemed by the Company until June 9, 2008, but are redeemable for cash, in whole or in part, any time thereafter.

(3) As determined by the applicable loan agreement, the Company incurs interest on these obligations using either the 30-day LIBOR rate, which was 4.83% as of March 31, 2006, plus spreads ranging from 65 to 85 basis points, or Moody’s A Corporate Bond Index, which was 5.67% as of March 31, 2006, plus spreads ranging from 12.5 to 37.5 basis points.

(4) In addition to the stated interest rate, the Company also incurs an annual facility fee of 20 basis points.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Debt Maturity Schedule / Debt Covenant Compliance Ratios

(Dollars in thousands, except footnotes)

	Scheduled	Scheduled		Total	Percent of
	Amortization	Maturities		Debt Maturing	Debt Maturing
2006	$8,958	$14,500		$23,458	1.43%
2007	11,419	283,132	(1)	294,551	17.90%
2008	9,925	163,712		173,637	10.55%
2009	8,614	154,810		163,424	9.93%
2010	8,790	56,309		65,099	3.96%
2011	7,882	164,299		172,181	10.47%
2012	7,820	141,386		149,206	9.07%
2013	6,709	70,437		77,146	4.69%
2014+	36,127	490,437		526,564	32.00%
	$106,244	$1,539,022		$1,645,266	100.00%

	Net Unamortized Premiums on Mortgages			$13,127
	Net Unamortized Discount on Notes			(4,601)
	Impact of Swap Agreements on Notes			(2,894)
	TOTAL DEBT - NET			$1,650,898

Weighted Average Maturity:

	Fixed Rate Debt	Variable Rate Debt	Total Debt
Including capital leases and credit facilities	8.6 years	1.4 years	7.5 years
Excluding capital leases and credit facilities	8.3 years	2.3 years	8.2 years

Debt Covenant Compliance Ratios:

Senior Unsecured Notes Covenant (2)	Required	Actual	Compliance
Total consolidated debt to total asset value	< 60%	45%	Yes
Total secured debt to total asset value	< 40%	15%	Yes
Total unencumbered asset value to total unsecured debt	> 150%	235%	Yes
Consolidated income available for debt service to total annual service charges	> 150%	310%	Yes

Unencumbered Properties Summary (3):

	# of
	Properties	GLA
Unencumbered properties	225	31,491,199
Encumbered properties	82	10,779,717
	307	42,270,916

(1) Scheduled maturities include (i) $80 million, representing the balance of the $350 million revolving credit facility drawn as of March 31, 2006 and maturing June 29, 2007, with a one-year extension option, and (ii) $150 million, representing the balance of the $150 million secured term loan drawn as of March 31, 2006 and maturing June 29, 2007.

(2) For a complete listing of debt covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the SEC.

(3) Only includes properties wholly-owned by the Company (“Company Portfolio”).

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

2006 Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent		Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Anchor Tenants	Built (4)

1Q 2006
Building at Tarpon Mall	S	Tarpon Springs, FL	01/27/06	$2,300,000	6.0%	$137,145	6,580	100%	—	2003
Building at Hazel Path	S	Hendersonville, TN	02/21/06	4,800,000	7.5%	359,013	94,977	100%	—	1989
				$7,100,000	7.0%	$496,158	101,557

(1) S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

2006 Joint Venture Acquisitions

	Property		Purchase	Purchase	Cap-		GLA /	Percent		Year
Property Name	Type (1)	Location	Date	Amount	Rate	NOI (2)	Acres	Leased (3)	Anchor Tenants	Built (4)

1Q 2006
Coastal Landing / Galileo America LLC	L	Brooksville, FL	01/10/06	$3,783,351	—	—	18.3 acres	—	—	2006
Marketplace at Matteson / Galileo America LLC	S	Matteson, IL	02/02/06	23,940,000	7.2%	$1,723,680	309,864	93%	Advance Auto, A.J. Wright, Burlington Coat Factory, Cub Foods	2000
Augusta West Plaza / CA New Plan Acquisition Fund, LLC (5)	S	Augusta, GA	02/09/06	32,896,952	7.4%	2,428,662	207,823	94%	Burlington Coat Factory, Dollar Tree, Regal Cinemas	2006
Banks Station / CA New Plan Acquisition Fund, LLC (5)	S	Fayetteville, GA	02/09/06	—	—	—	176,451	91%	Cinemark USA, Food Depot, Staples	2006
Shelby Square / CA New Plan Acquisition Fund, LLC (5) (6)	S	Memphis, TN	02/09/06	—	—	—	155,969	71%	Fred’s, Wal-Mart Neighborhood Market	1989
Building at Westpark Shopping Center / NP/I&G Institutional Retail Company, LLC	S	Glen Allen, VA	03/01/06	10,800,000	6.4%	693,086	58,473	100%	Ukrops Supermarket	1989
				$71,420,303	—	$4,845,428	908,580

(1) L - Land, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of acquisition.

(3) As of closing date of acquisition.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

(5) Property acquired as a component of a multi-property transaction. Purchase amount, cap-rate and NOI listed for Augusta West Plaza each represent the combined amounts for the acquisition of Augusta West Plaza, Banks Station and Shelby Square.

(6) Property currently being re-tenanted.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

2006 Sales to Joint Ventures and Dispositions

	Property		Sale	Sale	Book	Gain /	Cap-		GLA /	Percent	Year
Property Name	Type (1)	Location	Date	Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

Dispositions
1Q 2006
Land at Nine Mile Square	P	Pensacola, FL	01/03/06	$725,000	$537,460	$187,540	—	—	1.6 acres	—	—
Cross Pointe Marketplace	S	Richmond, VA	01/17/06	4,100,000	3,390,750	709,250	8.4%	$346,092	73,788	79%	1987
South Plaza	S	Norwich, NY	01/26/06	3,100,000	2,738,420	361,580	8.4%	260,828	143,620	72%	2005
Westgate Manor	S	Rome, NY	02/06/06	4,400,000	1,848,910	2,551,090	9.5%	419,444	75,813	92%	2004
Westmoreland Heights	S	Dallas, TX	03/10/06	6,300,000	4,389,330	1,910,670	8.8%	556,744	108,033	97%	1952
				$18,625,000	$12,904,870	$5,720,130	—	$1,583,108	401,254

(1) P - Outparcel, S - Shopping Center

(2) Projected NOI for the twelve-month period following the closing date of the sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

2006 Joint Venture Dispositions

						Company’s
	Property		Transaction	Sale	Sale	Share of	Book	Gain /	Cap-		GLA /	Percent	Year
Property Name	Type (1)	Location	Description	Date	Amount	Sale Amount	Value	(Loss)	Rate	NOI (2)	Acres	Leased (3)	Built (4)

1Q 2006
Land - BPR Land Partnership, L.P.	L	Frisco, TX	Sale of land parcel	03/02/06	$1,681,030	$840,515	$910,485	$770,545	—	—	3.0 acres	—	—

(1) L - Land

(2) Projected NOI for the twelve-month period following the closing date of the sale.

(3) As of closing date of sale.

(4) Year of most recent redevelopment or year built if no redevelopment has occurred.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Redevelopment / Outparcel Development

						Construction				Expected
				Adjusted	Percent	Expected	Expected	Percent	Expected Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

Company Redevelopment Activities

	Community and Neighborhood Shopping Centers

1	Market Place	Piqua, OH	Construction of a 69,133 SF Kroger and addition of 9,600 SF of new retail space	179,604	62%	May-03	Dec-06	95%	$3,527,356	10.3%
2	Sunshine Square	Medford, NY	Construction of a 65,000 SF Stop & Shop and façade renovation	221,982	76%	Jun-03	Oct-06	79%	5,844,713	14.0%
3	The Mall at 163rd Street (3)	Miami, FL	Sale of 21.5 acres of land to Wal-Mart for construction of Wal-Mart Supercenter and redevelopment of remaining enclosed regional mall into shopping center	361,246	77%	Jul-03	Aug-06	85%	28,267,450	10.6%
4	Price Chopper Plaza	Rome, NY	Redevelopment of shopping center related to relocation of Price Chopper to Mohawk Acres	78,401	71%	Sep-04	Jan-07	5%	1,184,505	10.1%
5	Merchants Crossing	Newnan, GA	Redevelopment of former Kmart into a multi-tenant building	170,100	57%	Dec-04	Jul-06	99%	925,922	10.7%
6	Tinton Falls Plaza	Tinton Falls, NJ	Renovation of former Burlington Coat Factory with expansion of WOW Fitness by 11,077 SF, the addition of Velocity Sports Med in 16,612 SF and the creation of 12,973 SF of small shop space	100,582	66%	Dec-04	Jul-06	69%	2,346,415	11.5%
7	Culpepper Plaza	College Station, TX	Renovation of shopping center with new junior anchors to replace former Safeway	178,004	56%	Dec-04	Dec-06	42%	2,464,322	10.9%
8	Midway Crossing	Elyria, OH	Redevelopment of former 20,338 SF Kids R Us and development of pad site into a 10,000 SF Darden restaurant	165,253	80%	Jan-05	Oct-06	67%	1,942,547	13.1%
9	Riverview Plaza	Gadsden, AL	Reconfiguration of former Wal-Mart into a 55,000 SF Hobby Lobby, 12,000 SF Dollar Tree and 22,000 SF of retail shops and façade improvements	154,621	58%	Apr-05	Nov-06	55%	3,807,915	10.0%
10	Hillcrest Shopping Center	Spartanburg, SC	Redevelopment of former Kmart into a 30,187 SF Ross Dress for Less, a 20,000 SF Office Depot, a 15,000 SF PETCO and Panera Bread	329,529	95%	Apr-05	Apr-06	95%	4,959,705	11.0%
11	Chapman-Ford Crossing	Knoxville, TN	Redevelopment of former Wal-Mart into a 60,000 SF First Tennessee Bank and two junior anchors	219,683	69%	May-05	Oct-06	23%	1,255,355	16.0%
12	Victory Square	Savannah, GA	Phase I of redevelopment with conversion of existing theatre to stadium seating and renovation of shopping center	119,014	99%	Jun-05	Jul-06	97%	3,369,054	13.3%
13	Pyramid Mall	Geneva, NY	Demolition of mini-mall and retenanting of former Kmart with a 30,000 SF Big Lots	207,299	68%	Jun-05	Aug-06	60%	4,224,857	9.3%
14	Brooksville Square	Brooksville, FL	Redevelopment of former Kmart into a 45,600 SF Publix Supermarket and 14,400 SF of new retail shops	156,361	100%	Jul-05	Dec-06	8%	6,703,075	10.1%
15	Liberty Plaza	Randallstown, MD	Redevelopment of shopping center with the addition of a 162,000 SF Wal-Mart	58,800	36%	Jul-05	Dec-06	37%	2,090,973	10.3%
16	South Towne Centre	Dayton, OH	Redevelopment of former Kmart into a multi-tenant retail building anchored by a 35,000 SF Jo-Ann ETC and a 25,000 SF Health Foods Unlimited grocer and façade renovation	308,699	74%	Jul-05	Dec-06	25%	7,472,986	14.2%
17	Picadilly Square	Louisville, KY	Renovation of shopping center to create an orientation to a newly opened roadway and façade improvements	96,370	92%	Aug-05	Jul-06	5%	1,127,951	17.9%
18	Wynnewood Village	Dallas, TX	Redevelopment of shopping center, including demolition of an office building, to accommodate a 30,500 SF Ross Dress for Less, a 16,307 SF Citi Trends and 33,000 SF of new retail shops	440,894	98%	Sep-05	Sep-06	29%	4,895,697	10.3%
19	Regency Park	Jacksonville, FL	Redevelopment of former Rhodes Furniture into a 61,000 SF Hobby Lobby, a 24,000 SF Books A Million and façade renovation	333,948	84%	Oct-05	May-06	25%	2,718,312	11.1%
20	Points West	Brockton, MA	Redevelopment of shopping center with the addition of a 39,500 SF Price Rite Supermarket and façade improvements	144,042	69%	Oct-05	Jan-07	8%	3,667,952	10.3%
21	Surrey Square Mall	Norwood, OH	Redevelopment of partially enclosed shopping center into a large multi-anchored community center with a 76,000 SF Kroger	176,433	62%	Oct-05	Jul-07	8%	8,637,387	9.7%
22	Rising Sun Towne Centre	Rising Sun, MD	Construction of a 73,000 SF Martin’s Food and 9,000 SF of retail shops	149,105	100%	Nov-05	Dec-07	5%	10,350,235	10.1%
23	Presidential Plaza	North Lauderdale, FL	Redevelopment of former Winn-Dixie into a 34,000 SF Sedano’s grocer and renovation of shopping center	88,306	99%	Dec-05	Dec-06	9%	754,610	10.2%
24	Southfield Plaza	Bridgeview, IL	Construction of two new retail stores totaling 18,000 SF and façade improvements	198,331	90%	Jan-06	Aug-06	10%	1,112,872	13.3%
25	West Towne Square	Elizabethton, TN	Reconfiguration of former Winn-Dixie with new retail space and the creation of two outparcels	99,224	50%	Jan-06	Jul-07	10%	2,989,920	10.0%
26	Wabash Crossing (4)	Wabash, IN	Redevelopment of shopping center with the addition of a 176,000 SF Wal-Mart and 22,000 SF of new retail shops	145,993	41%	Feb-06	Mar-08	1%	5,080,171	10.5%
27	Lexington Road Plaza (4)	Versailles, KY	Expansion of Kroger to a new 76,000 SF prototype and construction of 7,500 SF of retail shops	191,578	97%	Feb-06	Dec-06	3%	1,257,930	10.1%
28	Rockland Plaza (4)	Nanuet, NY	Phase II redevelopment with the recapture of 31,600 SF of a former Rockbottom and the creation of new retail shops, including a 13,580 SF Eastern Mountain Sports, a 9,920 SF Jembo and 8,100 SF of additional space	249,631	100%	Feb-06	Mar-07	0%	3,423,150	13.4%
29	Dillsburg Shopping Center (4)	Dillsburg, PA	Demolition of the north end of shopping center for construction of a 24,000 SF Tractor Supply Co. and 7,500 SF of new outparcel retail shops	139,913	74%	Mar-06	Dec-07	0%	2,355,441	10.4%

							Total / Weighted Average		$128,758,777	11.1%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Redevelopment / Outparcel Development

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

	Miscellaneous Properties

30	Pointe*Orlando (5)	Orlando, FL	Remerchandise and significantly renovate property, including the creation of feature plazas on International Drive and the addition of restaurant anchors	420,000	52%	Jul-05	Dec-06	26%	$45,900,832	10.0%

Joint Venture Redevelopment Activities

	Community and Neighborhood Shopping Centers

31	Stone Mountain Festival	Stone Mountain, GA	Redevelopment and renovation of shopping center with the addition of a 52,570 SF Hobby Lobby	353,575	98%	Sep-04	Dec-06	63%	$3,896,994	12.2%
32	Westgate (5)	Fairview Park, OH	Redevelopment of existing enclosed mall into a large multi-anchored community shopping center, including an existing Kohl’s and a 126,000 SF Target	380,000	—	Jun-05	Sep-07	10%	71,463,000	8.9%
33	Stateline Square	Southaven, MS	Redevelopment of former SuperK into a community shopping center	178,000	—	Jan-06	Dec-07	10%	8,614,209	10.1%
34	Miracle Mile Shopping Plaza	Toledo, OH	Expansion of Kroger into new 105,000 SF prototype and renovate shopping center	317,046	75%	Jan-06	Dec-07	10%	1,552,687	10.2%
35	Germantown Square	Memphis, TN	Redevelopment of former SuperK into a community shopping center	148,000	—	Jan-06	Dec-07	10%	10,283,021	10.0%
36	Riverdale Square	Memphis, TN	Redevelopment of former SuperK into a community shopping center	178,000	—	Jan-06	Dec-07	10%	10,442,559	10.1%

						Total / Weighted Average			$106,252,471	9.4%

Company Outparcel Development Activities

37	Tarpon Mall	Tarpon Springs, FL	Construction of a 6,300 SF Goodyear Tire and 7,800 SF of retail space	140,765	98%	Sep-05	Aug-06	1%	$2,231,331	10.5%
38	Florence Square	Florence, KY	Construction of 8,500 SF of retail space, including a 3,500 SF Vitamin Shoppe and a 2,500 SF Qdoba	369,751	95%	Sep-05	Jul-06	16%	2,029,325	11.6%
39	Cortlandville	Cortland, NY	Construction of a 11,500 SF Kinney Drug	111,850	69%	Sep-05	Jun-06	5%	1,791,392	10.0%
40	Clearwater Mall	Clearwater, FL	Construction of a 13,500 SF Golfsmith and 2,000 SF of retail space	302,500	96%	Oct-05	Oct-06	9%	2,723,847	11.0%
41	J*Town Center	Jeffersontown, KY	Construction of 15,000 SF of retail shops	207,195	88%	Oct-05	Jan-07	69%	1,364,843	11.0%
42	Cudahy Plaza (4)	Cudahy, CA	Construction of 9,500 SF of retail shops on outparcel acquired from Kmart	148,170	98%	Mar-06	Mar-07	0%	4,519,496	11.0%
43	Southgate (4)	New Port Richey, FL	Relocation of existing 7,600 SF Firestone to facilitate construction of 12,500 SF of new retail shops and a restaurant outparcel	264,554	90%	Mar-06	Mar-07	0%	4,101,150	10.5%

							Total / Weighted Average		$18,761,384	10.8%

Joint Venture Outparcel Development Activities

44	Roundtree Place	Ypsilanti, MI	Construction of 11,375 SF of retail space, including a 4,550 Cici’s Pizza	206,788	99%	Oct-05	Oct-06	9%	$2,174,903	10.2%

			TOTAL IN-PROCESS REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES/ WEIGHTED AVERAGE						$301,848,367	10.3%

						Construction			Expected	Expected
					Percent			Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

Completed 2006 Company Redevelopment Activities

	Community and Neighborhood Shopping Centers

1	Colonial Marketplace	Orlando, FL	Redevelopment and renovation of shopping center with a 50,000 SF LA Fitness and the creation of a 30,000 SF junior anchor space and 4,600 SF of retail shops on an outparcel	141,140	99%	Jul-04	Feb-06	100%	$8,912,461	11.0%
2	Festival Center	Bradley, IL	Redevelopment of former Fleming Supermarket into a 30,000 SF Big Lots and 14,000 SF of medical office space	63,796	77%	Jul-05	Feb-06	100%	814,272	13.4%
3	Ivyridge	Philadelphia, PA	Delivery of pad for construction of a 47,000 SF Super Fresh, construction of 8,000 SF of retail shops and façade renovation	112,278	87%	Apr-03	Feb-06	100%	9,630,894	9.6%
4	Merchants Park	Houston, TX	Reconfiguration of shopping center to accommodate addition of a new 30,000 SF Ross Dress for Less and a 9,000 SF O’Reilly Auto	241,742	89%	Jun-05	Feb-06	100%	1,884,672	9.3%
5	Renaissance Center East	Las Vegas, NV	Expansion of shopping center by enclosing courtyard area to accommodate a 15,000 SF Dollar Tree	144,216	99%	Aug-05	Mar-06	100%	1,624,163	9.2%
6	Friendswood Square	Friendswood, TX	Reconfiguration of shopping center and addition of a new 14,560 SF Walgreens	77,587	100%	Jan-05	Mar-06	100%	4,476,887	9.5%
						Total / Weighted Average			$27,343,349	10.1%

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Redevelopment / Outparcel Development

						Construction			Expected	Expected
					Percent			Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased (1)	Start Date	Completion Date	Complete	Project Cost	on Cost (2)

Completed 2006 Joint Venture Redevelopment Activities

	Outparcel Development Activities

7	Cordele Square (6)	Cordele, GA	Renovation of existing theatre to accommodate a 10,000 SF stadium theatre	126,427	95%	Aug-05	Feb-06	100%	$1,056,786	10.8%
8	Cortlandt Towne Center	Mohegan Lake, NY	Construction of a 30,000 SF Best Buy	642,354	100%	Oct-05	Mar-06	100%	4,935,734	9.7%

						Total / Weighted Average			$5,992,520	9.9%
			TOTAL COMPLETED REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$33,335,869	10.1%
			TOTAL REDEVELOPMENT / OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$335,184,236	10.3%

(1) Includes all leases in effect at March 31, 2006, including those that are fully executed, but not yet open, and is based on current GLA, not adjusted GLA.

(2) Incremental projected income (new income less existing income) / incremental cost. Where a space is vacant and generating no current income, the estimated “as is” market rent is deducted from the projected new rent to determine incremental income. Does not include peripheral impacts, such as the impact on the long-term value of the property.

(3) Expected total project cost less land sales as adjusted, primarily for the inclusion of peripheral land development costs.

(4) Indicates project added during the quarter ended March 31, 2006.

(5) Expected total project cost includes the costs incurred in acquiring the property.

(6) Project initiated prior to contribution to joint venture and the majority of the costs have been assumed by the Company.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

New Development Activities

						Construction			Expected	Expected
				Adjusted	Percent	Expected	Expected	Percent	Total	Stabilized Return
		Location	Project Description	GLA	Leased	Start Date	Completion Date	Complete	Project Cost	on Cost (1)

Company New Development Activities

	Community and Neighborhood Shopping Centers

1	Apopka Commons	Apopka, FL	Develop 64,000 SF of retail shops anchored by Home Depot	64,000	—	Sep-05	Mar-07	33%	$9,904,184	10.0%
2	Nine Mile Square	Pensacola, FL	Develop 71,240 SF of retail shops anchored by Home Depot	71,240	—	Sep-05	Mar-07	46%	8,538,452	10.6%
3	Denham Springs Plaza	Denham Springs, LA	Develop 40,000 SF of retail shops and 33,000 SF on three pad sites anchored by Home Depot	73,000	—	Sep-05	Mar-07	39%	4,317,212	10.1%
4	Northgate Plaza	Westerville, OH	Develop 15,000 SF of retail shops adjacent to Home Depot and Kroger	15,000	—	Sep-05	Mar-07	31%	2,435,215	10.5%
5	Brandt Pike Place	Dayton, OH	Develop 21,000 SF of retail shops and 19,500 SF on three outparcels adjacent to a 69,000 SF Kroger	40,500	—	Oct-05	Nov-06	38%	4,632,975	10.1%

			TOTAL IN-PROCESS NEW DEVELOPMENT ACTIVITIES/ WEIGHTED AVERAGE						$29,828,038	10.3%

(1) Projected income / expected total project cost.

(2) Indicates project added during the quarter ended March 31, 2006.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Type Summary

(Includes 100 Percent of Joint Venture Portfolios)

	# of		Percent	Leased
	Properties	GLA	Leased	GLA	ABR

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	257	35,620,513	92.8%	33,048,973	$287,809,238
Miscellaneous Properties	15	693,722	66.0%	457,922	1,984,314
	272	36,314,235	92.3%	33,506,895	$289,793,552

Redevelopment Properties
Community and Neighborhood Shopping Centers	29	5,536,681	76.6%	4,243,180	$38,381,492
Miscellaneous Property	1	420,000	52.0%	218,320	4,263,770
	30	5,956,681	74.9%	4,461,500	$42,645,262

New Development Properties
Community and Neighborhood Shopping Centers	5	—	—	—	—

COMPANY PORTFOLIO	307	42,270,916	89.8%	37,968,395	$332,438,814

JOINT VENTURE PORTFOLIOS (1)

Stabilized Properties
Community and Neighborhood Shopping Centers	161	24,876,928	95.2%	23,672,188	$228,292,790
Miscellaneous Properties	3	—	—	—	—
	164	24,876,928	95.2%	23,672,188	$228,292,790

Redevelopment Properties
Community and Neighborhood Shopping Centers	6	643,613	87.0%	560,162	$3,211,863

JOINT VENTURE PORTFOLIOS (1)	170	25,520,541	95.0%	24,232,350	$231,504,653

TOTAL PORTFOLIO (1)	477	67,791,457	91.8%	62,200,745	$563,943,467

TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	418	60,497,441	93.8%	56,721,161	$516,102,028

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	40	6,180,294	77.7%	4,803,342	41,593,355

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (1)	458	66,677,735	92.3%	61,524,503	557,695,384

COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS ANCHOR, NON-ANCHOR TENANT MIX: (1) (2)

			ABR
		Percent of			Percent of
	Leased	Shopping Centers			Shopping Centers
	GLA	Leased GLA	Amount	Per Foot	ABR
Anchor Tenants	38,006,581	61.8%	$264,037,439	$6.95	47.3%
Non-anchor Tenants	23,517,922	38.2%	293,657,945	12.49	52.7%
	61,524,503	100.0%	$557,695,384	$9.06	100.0%

(1) Includes 100 percent of properties owned by unconsolidated joint ventures.

(2) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Type Summary

(Includes Pro Rata Share of Joint Venture Portfolios)

					ABR		Quarterly NOI (1)
	# of Properties	GLA	Percent Leased	Leased GLA	Amount	Percent of Total ABR	Amount	Percent of Company NOI

COMPANY PORTFOLIO

Stabilized Properties
Community and Neighborhood Shopping Centers	257	35,620,513	92.8%	33,048,973	$287,809,238	81.3%	$68,274,442	86.5%
Miscellaneous Properties	15	693,722	66.0%	457,922	1,984,314	0.6%	(161,470)	-0.2%
	272	36,314,235	92.3%	33,506,895	$289,793,552	81.8%	$68,112,973	86.3%

Redevelopment Properties
Community and Neighborhood Shopping Centers	29	5,536,681	76.6%	4,243,180	$38,381,492	10.8%	$10,812,623	13.7%
Miscellaneous Property	1	420,000	52.0%	218,320	4,263,770	1.2%	21,908	0.0%
	30	5,956,681	74.9%	4,461,500	$42,645,262	12.0%	$10,834,531	13.7%

New Development Properties
Community and Neighborhood Shopping Centers	5	—	—	—	—	0.0%	—	0.0%

COMPANY PORTFOLIO	307	42,270,916	89.8%	37,968,395	$332,438,814	93.9%	$78,947,504	100.0%

JOINT VENTURE PORTFOLIOS (2)

Stabilized Properties
Community and Neighborhood Shopping Centers	161	2,048,096	95.1%	1,946,923	$21,327,075	6.0%
Miscellaneous Properties	3	—	—	—	—	—
	164	2,048,096	95.1%	1,946,923	$21,327,075	6.0%

Redevelopment Properties
Community and Neighborhood Shopping Centers	6	64,362	87.0%	56,017	$321,186	0.1%

JOINT VENTURE PORTFOLIOS (2)	170	2,112,458	94.8%	2,002,940	$21,648,262	6.1%

TOTAL PORTFOLIO (2)	477	44,383,374	90.1%	39,971,335	$354,087,075	100.0%
TOTAL STABILIZED COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	418	37,668,609	92.9%	34,995,896	$309,136,313

TOTAL REDEVELOPMENT / NEW DEVELOPMENT COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	40	5,601,043	76.8%	4,299,197	38,702,678

TOTAL COMMUNITY AND NEIGHBORHOOD SHOPPING CENTERS (2)	458	43,269,652	90.8%	39,295,093	347,838,992

(1) Net operating income (“NOI”) is provided here as a supplemental measure of operating performance.  NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense, and excludes NOI from properties classified as discontinued operations under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”).   The Company believes that this presentation of NOI is helpful to investors as a measure of its operational performance because (i) it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense, and (ii) it provides a breakdown of NOI being generated on a quarterly basis from the various property types in the Company’s portfolio.  NOI should not, however, be considered as an alternative to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.  For a reconciliation of NOI to net income please see page 7.

(2) Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Properties by State / Region - Company Portfolio

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	7	89.7%	759,414	1.8%	1.1%
Arizona	3	86.9%	601,212	1.4%	1.3%
Arkansas	1	100.0%	60,842	0.1%	0.1%
California	11	96.8%	1,724,038	4.1%	6.3%
Colorado	2	99.3%	363,558	0.9%	1.4%
Delaware	1	100.0%	30,000	0.1%	0.0%
Florida	28	90.3%	4,603,976	10.9%	12.8%
Georgia	26	93.8%	2,862,634	6.8%	6.5%
Illinois	9	91.8%	1,585,949	3.8%	4.8%
Indiana	7	85.8%	984,102	2.3%	1.6%
Iowa	2	73.2%	279,826	0.7%	0.3%
Kentucky	9	92.4%	1,706,044	4.0%	3.7%
Louisiana	3	97.8%	345,215	0.8%	0.5%
Maryland	2	50.9%	282,336	0.7%	0.4%
Massachusetts	2	81.2%	358,817	0.8%	0.5%
Michigan	16	93.1%	2,199,522	5.2%	5.9%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Nevada	2	74.6%	311,512	0.7%	0.7%
New Jersey	5	93.9%	821,166	1.9%	2.4%
New Mexico	2	99.7%	97,684	0.2%	0.3%
New York	17	86.7%	2,329,326	5.5%	5.9%
North Carolina	12	93.9%	1,525,431	3.6%	2.5%
Ohio	27	84.8%	4,579,559	10.8%	9.4%
Oklahoma	1	90.3%	186,851	0.4%	0.5%
Pennsylvania	11	85.7%	2,155,700	5.1%	5.4%
Rhode Island	1	100.0%	148,126	0.4%	0.4%
South Carolina	7	95.0%	1,054,718	2.5%	2.3%
Tennessee	14	88.7%	1,769,090	4.2%	3.2%
Texas	67	89.9%	7,190,471	17.0%	16.9%
Utah	1	—	—	0.0%	0.0%
Virginia	8	93.2%	944,641	2.2%	2.2%
Wisconsin	1	98.4%	198,419	0.5%	0.4%
Wyoming	1	86.1%	155,022	0.4%	0.3%
	307	89.8%	42,270,916	100%	100%

Region (1)
East	75	89.3%	11,356,305	26.9%	25.7%
Midwest	63	87.9%	10,038,114	23.7%	22.8%
South	147	90.7%	17,778,493	42.1%	41.5%
West	22	93.1%	3,098,004	7.3%	10.0%
	307	89.8%	42,270,916	100%	100%

(1) NCREIF Regions

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Properties by State / Region - Joint Venture Portfolios

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	3	93.2%	424,552	1.7%	2.6%
Arizona	2	92.8%	203,515	0.8%	0.8%
Arkansas	1	75.0%	180,519	0.7%	0.5%
California	3	99.5%	521,388	2.0%	2.5%
Colorado	4	98.8%	1,107,708	4.3%	5.6%
Connecticut	12	95.2%	2,168,282	8.5%	10.7%
Florida	15	98.0%	2,087,526	8.2%	7.9%
Georgia	16	96.9%	2,420,580	9.5%	7.9%
Illinois	2	89.6%	440,300	1.7%	1.4%
Indiana	2	86.6%	178,570	0.7%	0.4%
Iowa	1	92.5%	269,465	1.1%	0.7%
Kansas	1	100.0%	102,648	0.4%	0.4%
Kentucky	5	99.9%	993,136	3.9%	3.5%
Louisiana	3	100.0%	348,536	1.4%	0.8%
Maine	2	100.0%	274,026	1.1%	0.7%
Massachusetts	2	95.4%	126,775	0.5%	0.9%
Michigan	6	88.7%	1,055,676	4.1%	3.4%
Mississippi	3	65.7%	175,419	0.7%	0.3%
Nevada	1	94.9%	276,508	1.1%	1.2%
New Hampshire	2	100.0%	222,438	0.9%	1.3%
New Jersey	1	97.9%	58,025	0.2%	0.3%
New Mexico	1	82.9%	126,012	0.5%	0.4%
New York	9	98.6%	2,010,899	7.9%	9.3%
North Carolina	9	94.1%	991,542	3.9%	3.5%
Ohio	11	88.6%	1,993,719	7.8%	6.6%
Oklahoma	1	100.0%	294,613	1.2%	1.5%
Pennsylvania	4	98.2%	440,197	1.7%	1.7%
South Carolina	5	93.2%	403,080	1.6%	1.2%
Tennessee	11	91.3%	913,760	3.6%	2.9%
Texas	21	95.3%	3,404,536	13.3%	14.4%
Virginia	6	98.9%	670,559	2.6%	2.8%
West Virginia	3	93.3%	360,621	1.4%	1.0%
Wisconsin	2	90.3%	275,411	1.1%	0.7%
	170	95.0%	25,520,541	100%	100%

Region (1)
East	60	97.0%	8,719,580	34.2%	37.1%
Midwest	25	89.3%	4,315,789	16.9%	13.6%
South	74	95.2%	10,250,041	40.2%	38.9%
West	11	97.0%	2,235,131	8.8%	10.5%
	170	95.0%	25,520,541	100%	100%

(1) NCREIF Regions

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Properties by State / Region - Total Portfolio

State	Number of Properties	Percent Leased	GLA	Percent of GLA	Percent of Scheduled ABR
Alabama	10	89.9%	835,212	1.9%	1.4%
Arizona	5	87.0%	611,388	1.4%	1.2%
Arkansas	2	96.8%	69,868	0.2%	0.1%
California	14	96.9%	1,750,107	3.9%	6.0%
Colorado	6	99.3%	541,645	1.2%	1.9%
Connecticut	12	94.5%	147,473	0.3%	0.5%
Delaware	1	0.0%	30,000	0.1%	0.0%
Florida	43	90.5%	4,771,793	10.8%	12.4%
Georgia	42	93.9%	3,122,320	7.0%	6.7%
Illinois	11	91.7%	1,627,529	3.7%	4.6%
Indiana	9	85.8%	993,031	2.2%	1.5%
Iowa	3	74.1%	293,299	0.7%	0.3%
Kansas	1	100.0%	5,132	0.0%	0.0%
Kentucky	14	92.6%	1,755,701	4.0%	3.5%
Louisiana	6	97.9%	375,057	0.8%	0.5%
Maine	2	100.0%	13,702	0.0%	0.0%
Maryland	2	50.9%	282,336	0.6%	0.4%
Massachusetts	4	81.4%	365,156	0.8%	0.5%
Michigan	22	93.0%	2,265,339	5.1%	5.7%
Minnesota	1	93.7%	55,715	0.1%	0.1%
Mississippi	3	54.2%	13,156	0.0%	0.0%
Nevada	3	75.5%	325,337	0.7%	0.7%
New Hampshire	2	100.0%	11,122	0.0%	0.0%
New Jersey	6	93.9%	824,067	1.9%	2.3%
New Mexico	3	98.7%	103,985	0.2%	0.2%
New York	26	87.4%	2,467,541	5.6%	6.0%
North Carolina	21	93.8%	1,578,007	3.6%	2.5%
Ohio	38	84.9%	4,732,645	10.7%	9.1%
Oklahoma	2	92.6%	245,774	0.6%	0.7%
Pennsylvania	15	85.8%	2,177,710	4.9%	5.1%
Rhode Island	1	100.0%	148,126	0.3%	0.4%
South Carolina	12	95.0%	1,074,873	2.4%	2.2%
Tennessee	25	88.7%	1,822,577	4.1%	3.1%
Texas	88	90.2%	7,556,694	17.0%	17.1%
Utah	1	—	—	0.0%	0.0%
Virginia	14	93.6%	1,004,715	2.3%	2.2%
West Virginia	3	93.3%	18,031	0.0%	0.0%
Wisconsin	3	97.8%	212,189	0.5%	0.4%
Wyoming	1	86.1%	155,022	0.3%	0.3%
	477	90.1%	44,383,374	100%	100%

Region (1)
East	135	89.6%	11,898,560	26.8%	25.8%
Midwest	88	87.9%	10,184,879	22.9%	21.7%
South	221	90.9%	18,812,451	42.4%	42.0%
West	33	93.1%	3,487,484	7.9%	10.4%
	477	90.1%	44,383,374	100%	100%

(1) NCREIF Regions

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Same Property NOI Analysis

Excludes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent
	03/31/06	03/31/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	240	240
Gross leasable area (1)	30,865,840	30,865,840
Percent leased (1)	93.1%	94.9%	-1.8%

Termination Fees: (2)	$2,485	$407

Rental revenues	$80,945	$79,685	1.6%
Rental operating expenses	24,988	24,280	2.9%
SAME PROPERTY NOI (GAAP BASIS)	$55,957	$55,405	1.0%
Operating margin (GAAP basis)	69.1%	69.5%	-0.4%
Straight-line rent adjustment	790	647	22.1%
SAME PROPERTY NOI	$55,167	$54,758	0.7%
Operating margin	68.2%	68.7%	-0.6%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$80,945	$79,685
Non-same property rental revenues	36,392	49,688
TOTAL RENTAL REVENUES	117,337	129,373
Same property rental operating expenses (1)	24,988	24,280
Non-same property rental operating expenses	11,311	16,819
TOTAL RENTAL OPERATING EXPENSES	36,299	41,099

TOTAL NOI (1)	81,038	88,274

SAME PROPERTY JOINT VENTURE NOI (1)	2,090	2,240

COMPANY NOI	78,948	86,034

Total other income	6,298	3,223
Total other expenses	(53,027)	(57,129)
Gain on sale of real estate	—	—
Impairment of real estate	—	—
Minority interest in income of consolidated partnership and joint ventures	(150)	(282)
Income from discontinued operations	6,440	6,841
NET INCOME	$38,509	$38,687

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance. NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) have undergone or are undergoing redevelopment, 2) were classified as discontinued operations under SFAS No. 144, 3) were acquired during the periods presented or 4) were disposed of during the periods presented. The Company believes that NOI is helpful to investors as a measure of its operational performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the performance of the Company’s properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Same Property NOI Analysis

Includes Redevelopment Properties

(Dollars in thousands)

	Three Months Ended		Percent
	03/31/06	03/31/05	Change
Analysis Specific Property Statistics:
Number of properties included in analysis	291	291
Gross leasable area (1)	39,051,904	39,051,904
Percent leased (1)	91.0%	91.7%	-0.7%

Termination Fees: (2)	$5,180	$425

Rental revenues	$103,443	$97,978	5.6%
Rental operating expenses	32,510	31,580	2.9%
SAME PROPERTY NOI (GAAP BASIS)	$70,933	$66,398	6.8%
Operating margin (GAAP basis)	68.6%	67.8%	0.8%
Straight-line rent adjustment	2,518	689	265.5%
SAME PROPERTY NOI	$68,415	$65,709	4.1%
Operating margin	66.1%	67.1%	-0.9%

Reconciliation to Most Directly Comparable GAAP Financial Measure:
Same property rental revenues (1)	$103,443	$97,978
Non-same property rental revenues	13,974	31,459
TOTAL RENTAL REVENUES	117,417	129,437
Same property rental operating expenses (1)	32,510	31,580
Non-same property rental operating expenses	3,816	9,537
TOTAL RENTAL OPERATING EXPENSES	36,326	41,117

TOTAL NOI (1)	81,091	88,320

SAME PROPERTY JOINT VENTURE NOI (1)	2,143	2,286
COMPANY NOI	78,948	86,034

Total other income	6,298	3,223
Total other expenses	(53,027)	(57,129)
Gain on sale of real estate	—	—
Impairment of real estate	—	—
Minority interest in income of consolidated partnership and joint ventures	(150)	(282)
Income from discontinued operations	6,440	6,841
NET INCOME	$38,509	$38,687

(1) Includes the Company’s pro rata share of same property properties owned by unconsolidated joint ventures.

(2) Excluded from Property revenues.

NOI and Same Property NOI are provided here as supplemental measures of operating performance. NOI is defined as Property revenues less Property operating expenses, excluding depreciation and amortization and interest expense. For the purpose of these analyses, Same Property NOI excludes the NOI of properties that 1) were classified as discontinued operations under SFAS No. 144, 2) were acquired during the periods presented or 3) were disposed of during the periods presented. The Company believes that NOI is helpful to investors as a measure of its operational performance because it exludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense. The Company believes that Same Property NOI is helpful to investors as a measure of its operational performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of of the performance of the Company’s properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as an indicator of the Company’s financial performance.

Includes community and neighborhood shopping centers only.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Top Ten Tenants

	Tenant	Number of Leases	GLA	GLA as a Percentage of Total Portfolio GLA	ABR	ABR as a Percentage of Total Portfolio ABR
1	The Kroger Co. (1)	52	2,295,805	5.2%	$14,446,224	4.1%
2	Wal-Mart Stores (2)	31	2,244,730	5.1%	9,013,175	2.5%
3	Sears Holding Corp. (3)	36	1,932,353	4.4%	8,548,948	2.4%
4	The TJX Companies (4)	56	1,058,040	2.4%	7,716,358	2.2%
5	Publix Super Markets	23	729,544	1.6%	5,915,431	1.7%
6	Ahold USA (5)	15	577,354	1.3%	5,412,344	1.5%
7	Delhaize America (6)	34	577,995	1.3%	3,643,998	1.0%
8	Safeway, Inc. (7)	11	379,587	0.9%	3,602,067	1.0%
9	Hobby Lobby	14	609,334	1.4%	3,216,361	0.9%
10	Walgreen Co.	22	215,827	0.5%	3,159,083	0.9%
		294	10,620,569	23.9%	$64,673,989	18.3%

(1) Includes King Soopers, Kroger and Smith’s.

(2) Includes Discount Stores, Neighborhood Markets, SAM’S CLUB and Supercenters.

(3) Includes Kmart, Sears, Sears Essentials and Sears Hardware.

(4) Includes A.J. Wright, HomeGoods, Marshalls and T.J. Maxx.

(5) Includes Giant Food, Martin’s, Stop & Shop and Tops Market.

(6) Includes Food Lion, Hannaford Bros., Harveys and Kash n’ Karry.

(7) Includes Dominick’s, Genuardi’s, Randalls and Tom Thumb.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

New and Renewal Lease Summary

								Tenant	Tenant
			Total New	Total New	Total Former	Total Former	Percent	Improvements	Improvements	Leasing	Leasing
	Number	GLA	ABR	ABR PSF	ABR	ABR PSF	Increase	Committed (1)	Committed PSF (1)	Commissions (1)	Commissions PSF (1)
1Q 2005
Comparable Space (2)
New leases	109	414,940	$4,442,176	$ 10.71	$3,879,473	$9.35	14.5%	$1,993,257	$4.80	$471,304	$1.14
Renewal leases (3)	302	1,513,747	16,230,329	10.72	14,931,103	9.86	8.7%	—	—	—	—
	411	1,928,687	20,672,505	10.72	18,810,576	9.75	9.9%	—	—	—	—
Non-comparable Space
New leases	47	284,280	3,421,904	12.04	—	—	—	2,054,754	7.23	270,156	0.95
TOTAL	458	2,212,967	$24,094,409	$ 10.89	—	—	—	$4,048,011	$5.79	$741,460	$1.06

(1) New leases only.

(2) Includes only those spaces that were occupied within the prior two years.

(3) Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

Data includes all leases in effect at March 31, 2006, including those that are fully executed, but not yet open.

ABR is presented on a cash basis.

Includes 100 percent of properties owned by unconsolidated joint ventures and managed portfolios and excludes Pointe*Orlando, a lifestyle center currently undergoing significant redevelopment.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Lease Expiration Schedule - Company Portfolio

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2006	935	3,605,065	9.49%	$9.26	10.04%
2007	938	4,332,244	11.41%	9.38	12.23%
2008	908	4,184,407	11.02%	9.60	12.08%
2009	691	4,176,189	11.00%	9.12	11.46%
2010	610	5,099,558	13.43%	8.17	12.53%
2011	254	2,702,248	7.12%	7.87	6.40%
2012	86	791,936	2.09%	10.06	2.40%
2013	104	1,527,382	4.02%	8.36	3.84%
2014	91	1,683,994	4.44%	8.52	4.32%
2015	114	2,175,950	5.73%	8.94	5.85%
2016+	311	7,689,422	20.25%	8.15	18.85%
	5,042	37,968,395	100.0%	$8.76	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Lease Expiration Schedule - Joint Venture Portfolios

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2006	382	1,529,513	6.31%	$9.90	6.54%
2007	458	1,937,243	7.99%	10.25	8.57%
2008	485	2,746,540	11.33%	9.50	11.27%
2009	389	2,450,290	10.11%	9.41	9.96%
2010	356	2,556,153	10.55%	9.66	10.67%
2011	147	1,330,601	5.49%	10.09	5.80%
2012	85	1,128,159	4.66%	10.11	4.93%
2013	96	1,310,500	5.41%	10.52	5.96%
2014	94	1,527,254	6.30%	9.95	6.56%
2015	91	1,543,467	6.37%	10.03	6.69%
2016+	217	6,172,630	25.47%	8.65	23.05%
	2,800	24,232,350	100.0%	$9.55	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes 100 percent of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Lease Expiration Schedule - Total Portfolio

	Number of Leases Expiring	Leased GLA	Percent of GLA	ABR Per Foot	Percent of Total ABR
2006	1,317	3,725,270	9.32%	$9.36	9.84%
2007	1,396	4,477,650	11.20%	9.46	11.96%
2008	1,393	4,372,855	10.94%	9.63	11.89%
2009	1,080	4,353,227	10.89%	9.19	11.29%
2010	966	5,338,119	13.35%	8.30	12.51%
2011	401	2,830,365	7.08%	8.08	6.46%
2012	171	885,377	2.22%	10.30	2.57%
2013	200	1,628,144	4.07%	8.62	3.96%
2014	185	1,794,259	4.49%	8.67	4.39%
2015	205	2,317,276	5.80%	9.07	5.93%
2016+	528	8,248,793	20.64%	8.23	19.18%
	7,842	39,971,335	100.0%	$8.86	100.0%

Does not assume exercise of renewal options or base rent escalations over lease term.

Includes the Company’s pro rata share of properties owned by unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
COMPANY PORTFOLIO
Stabilized Properties
	Community and Neighborhood Shopping Centers

1	Cloverdale Village	Florence	AL	1986	10/27/94	59,407	83%	$298,736	Big B Drugs, Southern Family Markets
2	Grants Mill Station	Irondale	AL	1991	07/01/98	226,837	97%	1,051,628	Southeastern Salvage, Walmart
3	Payton Park	Sylacauga	AL	1995	07/01/98	231,820	100%	1,440,862	Wal-Mart Supercenter
4	Broadway Mesa	Mesa	AZ	1985	12/28/90	182,933	96%	712,304	Furniture Factory, Kmart
5	Metro Marketplace	Phoenix	AZ	2001	06/21/91	249,694	72%	1,952,927	Office Max, Toys R Us
6	Northmall Centre	Tucson	AZ	1996	12/31/96	168,585	100%	1,664,753	CompUSA, Cost Plus, JC Penney Home Store, Stein Mart	SAM’S CLUB
7	Bakersfield Plaza	Bakersfield	CA	1990	06/20/97	213,164	96%	1,991,336	Circuit City, Lassen Natural Foods, Longs Drugs	Mervyn’s
8	Burbank Plaza	Burbank	CA	1988	05/01/89	14,176	100%	358,423	—
9	Carmen Plaza	Camarillo	CA	2000	06/20/97	129,173	100%	1,649,198	24 Hour Fitness Sport, Michael’s, Sav-on Drug	Big Lots, Trader Joe’s
10	Cudahy Plaza	Cudahy	CA	1994	06/20/97	138,670	98%	603,259	Big Lots, Kmart
11	Arbor Faire	Fresno	CA	1993	04/09/97	200,166	96%	2,129,389	Home Depot, PETsMART, Smart & Final	Mervyn’s
12	Broadway Faire	Fresno	CA	1995	04/09/97	60,383	74%	788,774	United Artists
13	Briggsmore Plaza	Modesto	CA	1998	06/20/97	98,945	93%	766,371	Big Lots, Dunhill Furniture, Grocery Outlet	In Shape Health Club
14	Montebello Plaza	Montebello	CA	1996	06/20/97	288,590	96%	3,225,221	99c Only, Circuit City, Max Foods, Office Depot, Sav-On Drugs
15	Metro 580	Pleasanton	CA	2004	09/15/97	176,510	100%	2,438,401	Borders, Kohl’s, Sports Chalet	Wal-Mart
16	Rose Pavilion	Pleasanton	CA	2005	02/27/98	292,858	100%	5,286,319	Levitz Furniture, Macy’s Home Store	Long’s Drugs
17	Bristol Plaza	Santa Ana	CA	2003	06/20/97	111,403	100%	1,801,917	Big Lots, PETCO, Rite Aid, Trader Joe’s	Golfsmith, Michaels
18	Arvada Plaza	Arvada	CO	1994	12/12/02	98,272	100%	499,117	Arc Thrift Store, King Soopers
19	Superior Marketplace	Superior	CO	2004	07/31/02	265,286	99%	4,067,282	Gart Bros. Sporting Goods, Michaels, Office Max, PETsMART, Ross Dress for Less, T.J. Maxx, Wild Oats	Costco, SuperTarget
20	Clearwater Mall	Clearwater	FL	2003	01/30/04	285,519	96%	5,022,256	Linens ‘n Things, Ross Dress for Less	Costco, Lowe’s, Target
21	Coconut Creek	Coconut Creek	FL	2005	03/01/02	265,621	94%	2,985,589	Big Lots, Publix
22	Northgate S.C.	DeLand	FL	1993	06/30/93	186,396	100%	1,303,549	Kmart, Publix
23	Sun Plaza	Ft. Walton Beach	FL	2004	12/12/02	158,118	100%	1,435,784	Circuit City, Office Depot, Publix, T.J. Maxx
24	Holly Hill Shopping Center	Holly Hill	FL	1998	12/12/02	116,096	92%	883,619	Family Dollar, Winn-Dixie
25	The Shoppes at Southside	Jacksonville	FL	2004	12/10/04	109,113	100%	2,192,694	Best Buy, David’s Bridal, Sports Authority
26	Plaza 66	Kenneth City	FL	1995	12/12/02	95,320	95%	685,083	Sweetbay Supermarket
27	Leesburg Square	Leesburg	FL	1986	12/23/92	91,682	87%	586,903	International Super Buffet
28	Miami Gardens	Miami	FL	1996	10/06/97	244,719	100%	2,346,143	Ross Dress for Less, Sears Essentials, Winn-Dixie
29	Freedom Square	Naples	FL	1995	10/06/97	211,839	100%	1,736,307	Kmart, Publix
30	Southgate	New Port Richey	FL	2004	08/27/97	258,702	90%	1,274,719	Big Lots, Publix, Sticks N Stuff
31	Colonial Marketplace	Orlando	FL	2006	04/01/98	141,140	99%	1,606,129	LA Fitness, Office Max	Target
32	Silver Hills	Orlando	FL	1985	03/01/02	109,001	100%	505,014	AutoZone, Buddy’s Home, Winn-Dixie
33	23rd Street Station	Panama City	FL	1995	07/01/98	98,827	100%	1,053,951	Publix
34	Pensacola Square	Pensacola	FL	1995	12/12/02	142,501	94%	1,058,253	Circuit City, Ethan Allen, Office Max	Books-A-Million, Hobby Lobby
35	Seminole Plaza	Seminole	FL	1995	06/11/98	146,579	100%	897,523	Burlington Coat Factory, T.J. Maxx
36	Eagles Park	St. Petersburg	FL	1986	03/01/02	124,971	83%	916,449	Dollar General, Publix
37	Rutland Plaza	St. Petersburg	FL	2002	11/01/96	149,562	100%	1,195,026	Big Lots, Winn-Dixie
38	Skyway Plaza	St. Petersburg	FL	2002	12/12/02	110,799	99%	901,063	Dollar Tree, Kash n’ Karry, Walgreens
39	Downtown Publix	Stuart	FL	2000	03/01/02	153,909	98%	1,436,979	Publix, Schumacher Music
40	Tarpon Mall	Tarpon Springs	FL	2003	12/12/02	139,791	98%	1,500,329	Publix, T.J. Maxx
41	Southgate Plaza	Albany	GA	1969	07/11/90	59,816	100%	414,469	Bargain Town, Cititrends, OK Beauty Supply, Save-A-Lot
42	Northeast Plaza	Atlanta	GA	2004	12/12/02	442,714	94%	3,606,164	Furniture Plus, Goodwill, Mercado Del Pueblo
43	North Leg Plaza	Augusta	GA	1997	12/12/02	118,580	97%	620,573	Big Lots, Food Lion
44	Sweetwater Village	Austell	GA	1985	10/27/94	66,197	100%	463,388	Food Depot
45	Cedar Plaza	Cedartown	GA	1994	10/27/94	83,300	100%	576,976	Badcock Furniture, Kroger
46	Covered Bridge	Clayton	GA	2001	12/12/02	61,375	90%	395,814	BI-LO, Family Dollar
47	Southgate Plaza	Cordele	GA	1969	07/11/90	39,262	100%	107,589	America’s Choice Home Furnishings, Fred’s Dollar Store

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
48	Habersham Crossing	Cornelia	GA	1990	03/01/96	161,278	100%	844,568	B.C. Moore, Wal-Mart
49	Habersham Village	Cornelia	GA	1985	05/06/92	147,182	98%	689,188	Kmart, Rockdale Grocery
50	Covington Gallery	Covington	GA	1991	12/30/93	174,857	95%	996,196	Ingles, Kmart
51	Midway Village	Douglasville	GA	1989	05/01/97	74,728	93%	341,604	Rockdale Grocery
52	Westgate	Dublin	GA	2004	07/11/90	118,938	97%	654,618	Beall’s, Big Lots, Southern Family Markets	Home Depot
53	Mableton Walk	Mableton	GA	1994	06/01/05	105,742	93%	1,004,323	Piccadilly Cafeteria, Publix
54	Marshalls at Eastlake	Marietta	GA	1982	10/26/98	55,193	100%	429,511	Marshalls
55	New Chastain Corners	Marietta	GA	2004	07/17/97	113,079	97%	1,102,887	Kroger
56	Pavilions at Eastlake	Marietta	GA	1996	03/01/99	159,088	91%	1,574,075	Kroger
57	Village at Southlake	Morrow	GA	1983	04/13/98	53,384	96%	419,886	Family Dollar, Marshalls
58	Creekwood Shopping Center	Rex	GA	1990	05/01/97	69,778	100%	598,744	Food Depot
59	Shops of Riverdale	Riverdale	GA	1995	02/15/96	16,808	93%	244,332	—	Wal-Mart
60	Eisenhower Square	Savannah	GA	1997	07/16/97	125,120	100%	947,392	Eisenhower Cinema, Food Lion
61	University Commons	Statesboro	GA	1994	07/24/96	59,814	98%	558,555	—
62	Stockbridge Village	Stockbridge	GA	1991	04/29/04	188,203	99%	2,599,927	Kroger
63	Tift-Town	Tifton	GA	1965	07/11/90	58,818	84%	224,508	Bealls Outlet, Family Dollar, Salvation Army
64	Westgate	Tifton	GA	1980	07/11/90	16,307	92%	157,833	Dollar General
65	Haymarket Mall	Des Moines	IA	2002	05/12/95	239,508	85%	989,168	Burlington Coat Factory, Hobby Lobby
66	Annex of Arlington	Arlington Heights	IL	1999	08/26/04	197,328	93%	2,321,835	Barnes & Noble, PetsMart, Sports Authority, Trader Joe’s
67	Festival Center	Bradley	IL	2006	12/12/02	63,796	77%	254,674	Big Lots
68	Pershing Plaza	Decatur	IL	1986	12/12/02	90,109	95%	404,520	Big Lots, Hobby Lobby
69	Elk Grove Town Center	Elk Grove Village	IL	1998	01/30/04	131,849	93%	1,887,465	Dominick’s, Walgreen
70	Freeport Plaza	Freeport	IL	2000	12/12/02	87,846	94%	454,006	Cub Foods, Stone’s Hallmark
71	Westridge Court	Naperville	IL	2002	07/18/97	453,666	87%	5,281,994	Borders, CompUSA, Cub Foods, Linens ‘n Things, Marshalls, Nova 8 Theatre
72	Olympia Corners	Olympia Fields	IL	1988	12/12/02	113,070	99%	1,067,406	Jewel-Osco
73	Tinley Park Plaza	Tinley Park	IL	2005	09/20/95	249,954	99%	2,363,250	T.J. Maxx, Walt’s Food Center
74	Columbus Center	Columbus	IN	2005	12/01/88	145,162	87%	1,116,485	Big Lots, Office Max, T.J. Maxx	Target
75	Elkhart Plaza West	Elkhart	IN	1997	12/12/02	81,651	100%	669,306	CVS, Martin’s Super Market
76	Elkhart Market Centre	Goshen	IN	1994	12/12/02	362,470	97%	2,136,566	SAM’S CLUB, Wal-Mart
77	Valley View Plaza	Marion	IN	1997	03/28/94	29,974	79%	269,951	—	Goody’s, Wal-Mart
78	Town Fair	Princeton	IN	1991	02/09/93	119,439	100%	491,025	Goody’s, Kmart
79	Knox Plaza	Vincennes	IN	1989	12/12/02	72,914	95%	318,408	—	Big Lots
80	Florence Plaza	Florence	KY	1985	12/12/02	170,404	71%	736,925	Hobby Lobby	Toys R Us
81	Florence Square	Florence	KY	2000	03/17/04	372,933	95%	3,811,138	HomeGoods, Kroger, National Amusement, Staples, T.J. Maxx
82	Highland Commons	Glasgow	KY	1992	03/31/93	130,466	100%	770,287	Food Lion, Kmart
83	J* Town Center	Jeffersontown	KY	2005	10/21/88	210,799	88%	1,336,119	Louisville Athletic Club, King Pin Lanes
84	Mist Lake Plaza	Lexington	KY	1993	07/01/98	217,292	98%	1,368,321	Wal-Mart
85	Eastgate Shopping Center	Louisville	KY	2002	11/10/93	162,041	95%	1,294,720	Kincaid Home Furnishings, Kroger
86	Towne Square North	Owensboro	KY	1988	12/12/02	163,161	95%	1,065,213	Books-A-Million, Hobby Lobby, Office Depot
87	Iberia Plaza	New Iberia	LA	1992	03/01/02	132,107	96%	660,615	Stage, Super 1 Foods
88	Lagniappe Village	New Iberia	LA	1990	07/01/98	213,108	99%	1,061,952
89	Holyoke Shopping Center	Holyoke	MA	2000	12/12/02	204,875	90%	1,179,896	Stop & Shop
90	Maple Village	Ann Arbor	MI	2000	10/14/94	288,046	90%	1,542,607	Dunham’s, Kmart
91	Grand Crossing	Brighton	MI	2005	01/03/03	82,989	100%	814,040	ACO Hardware, VG’S Food
92	Farmington Crossroads	Farmington	MI	1986	12/11/95	84,279	98%	669,240	Farmer Jack
93	Silver Lake	Fenton	MI	1996	01/03/03	77,302	100%	1,013,495	Glik’s, VG’S Food	Kmart
94	Silver Pointe Shopping Center	Fenton	MI	1996	11/23/04	86,141	94%	1,077,518	Sears Hardware
95	Fremont	Fremont	MI	1995	01/03/03	40,800	100%	230,817	Glik’s
96	Cascade East	Grand Rapids	MI	1983	01/03/03	99,542	92%	752,591	D&W Food Center, Powerhouse Gym
97	Kentwood	Kentwood	MI	1987	01/03/03	78,007	68%	264,898	D&W Food Center

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
98	Hampton Village Centre	Rochester Hills	MI	2004	12/12/95	459,290	89%	4,684,575	Best Buy, Kohl’s, Star Theatre, T.J. Maxx	Target
99	Hall Road Crossing	Shelby Township	MI	1999	12/12/95	175,763	100%	2,091,069	Gander Mountain, Michaels, Old Navy, T.J. Maxx
100	Southfield Shopping Center	Southfield	MI	2002	02/12/98	106,948	100%	1,136,969	Dollar Castle, Farmer Jack	Burlington Coat Factory, Marshalls, Staples
101	18 Mile & Ryan	Sterling Heights	MI	1997	01/03/03	98,728	100%	1,337,645	Murray’s Auto Parts, Sears Hardware, VG’S Food
102	Delco Plaza	Sterling Heights	MI	1996	11/14/96	154,853	92%	791,140	Babies R Us, Bed Bath & Beyond, Dunham’s
103	Harvest Place	Stevensville	MI	1994	01/03/03	61,965	96%	512,168	Martin’s Supermarket
104	West Ridge Shopping Center	Westland	MI	1989	03/17/05	163,131	99%	1,443,934	TEC Furniture, Tile Shop, T.J. Maxx	Mervyn’s, Target
105	Westland Crossing	Westland	MI	1999	11/16/99	141,738	88%	1,105,547	Grand Prix of America, Michaels	Toys R Us
106	University IV	Spring Lake Park	MN	1988	12/12/02	55,715	94%	459,470	Northwest Bookstore, Party America, The Gym
107	Stanly County Plaza	Albemarle	NC	1988	03/28/94	63,637	95%	421,038	Ingles	Wal-Mart
108	Village Marketplace	Asheboro	NC	1991	04/13/95	85,869	97%	641,378	Big Lots	Hobby Lobby
109	Macon Plaza	Franklin	NC	2001	12/12/02	92,787	98%	404,891	BI-LO, Peebles
110	Foothills Market	Jonesville	NC	1996	06/05/95	49,630	94%	254,082	Food Lion
111	Chapel Square	Kannapolis	NC	1992	12/01/94	45,450	91%	310,622	Dollar General, Food Lion	Wal-Mart
112	Kinston Pointe	Kinston	NC	2001	07/05/95	250,580	98%	694,457	Dollar Tree, Wal-Mart
113	Roxboro Square	Roxboro	NC	2005	06/05/95	97,226	91%	1,067,960	Person County
114	Siler Crossing	Siler City	NC	1988	06/05/95	132,639	89%	520,001	Belk-Yates
115	Crossroads Center	Statesville	NC	1997	02/27/96	340,190	99%	1,955,563	Big Lots, Wal-Mart
116	Thomasville Crossing	Thomasville	NC	1996	04/18/97	78,509	97%	678,430	Eckerd, Lowes Food
117	Anson Station	Wadesboro	NC	1988	08/23/95	132,353	98%	714,378	B.C. Moore, Food Lion, Wal-Mart
118	Roanoke Landing	Williamston	NC	1991	01/02/96	156,561	72%	730,968	Wal-Mart	Belk’s
119	Laurel Square	Brick	NJ	2003	07/13/92	246,235	99%	2,020,654	Kmart, Pathmark
120	Hamilton Plaza-Kmart Plaza	Hamilton	NJ	1972	05/12/94	149,060	99%	849,910	Hamilton Home Furnishings, Kmart
121	Bennetts Mills Plaza	Jackson	NJ	2002	09/01/94	127,230	100%	1,369,205	Stop & Shop
122	Middletown Plaza	Middletown	NJ	2002	01/01/75	198,059	95%	2,889,013	ShopRite
123	Paseo del Norte	Albuquerque	NM	2004	03/01/02	49,684	99%	331,995	Wal-Mart Neighborhood Market
124	Renaissance Center East	Las Vegas	NV	2006	10/17/96	144,216	99%	1,575,994	Albertsons
125	Kietzke Center	Reno	NV	1986	06/20/97	167,296	54%	829,165	Ric’s Furniture	Ashley Furniture, Sportsman Warehouse
126	Cortlandville	Cortland	NY	2003	08/04/87	100,300	69%	287,130	Big Lots, Country Max, Kinney Drugs
127	Kmart Plaza	De Witt	NY	1970	08/03/93	115,500	100%	597,775	Kmart, Office Max
128	D & F Plaza	Dunkirk	NY	1967	01/01/86	201,025	86%	848,451	Big Lots, Quality Markets
129	Unity Plaza	East Fishkill	NY	2005	04/28/04	68,162	99%	1,230,250	A&P Fresh Market
130	Elmira Plaza	Elmira	NY	2001	02/13/89	50,803	100%	171,152	Big Lots, Dollar General
131	Cayuga Mall	Ithaca	NY	1969	05/12/89	205,381	99%	1,201,573	Eckerd, P&C Foods, T.J. Maxx
132	Transit Road Plaza	Lockport	NY	2005	08/03/93	147,588	72%	690,731	Dollar Tree, Grossman’s Bargain Outlet, OfficeMax, Save-A-Lot
133	Wallkill Plaza	Middletown	NY	2005	12/12/95	203,960	90%	1,638,504	A.J. Wright, Ashley Furniture, ShopRite
134	Monroe ShopRite Plaza	Monroe	NY	1985	08/01/97	122,394	100%	1,533,125	ShopRite, US Postal
135	Westgate Plaza	Oneonta	NY	1967	01/20/84	71,952	65%	187,901	QCS Inet Acquisition Corp., Wal-Mart (warehouse)
136	Mohawk Acres	Rome	NY	2005	01/20/84	161,330	94%	1,241,396	Price Chopper
137	Village Center	Smithtown	NY	2005	08/19/04	97,401	100%	1,560,024	Eckerd, Uncle Giuseppe’s Italian Market
138	Ashland Square	Ashland	OH	1991	10/06/93	163,168	97%	913,466	Wal-Mart
139	Brunswick Town Center	Brunswick	OH	2004	01/21/05	122,989	94%	1,595,675	Giant Eagle	Home Depot
140	Springbrook Plaza	Canton	OH	1989	12/12/02	174,353	89%	1,297,882	Circuit City, OfficeMax	Ashley Furniture, Pat Catan’s Craft
141	Brentwood Plaza	Cincinnati	OH	2004	05/04/94	219,908	98%	1,973,290	A.J. Wright, Kroger
142	Delhi	Cincinnati	OH	2002	05/22/96	166,317	75%	1,320,440	Kroger
143	Harpers Station	Cincinnati	OH	2000	09/11/03	240,681	93%	2,381,914	HomeGoods, Stein Mart, T.J. Maxx
144	Hillcrest Square	Cincinnati	OH	1996	12/12/02	150,218	91%	491,256	Furniture & Mattress Dist. Center, Kroger
145	Western Hills Plaza	Cincinnati	OH	1989	11/03/05	430,399	84%	3,371,934	Bed Bath & Beyond, Old Navy, Sears, Staples, T.J. Maxx
146	Western Village	Cincinnati	OH	2005	05/04/94	107,545	100%	944,850	Kroger
147	Crown Point	Columbus	OH	1998	07/23/98	147,275	100%	1,275,279	Kroger, Lombards

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
148	Greentree Shopping Center	Columbus	OH	2005	07/23/98	128,212	96%	1,092,535	Kroger
149	Karl Plaza	Columbus	OH	1992	12/12/02	100,396	83%	707,000	Staples, Super Seafood Buffet
150	Heritage Square	Dover	OH	2004	08/31/93	181,732	83%	659,238	Giant Eagle
151	The Vineyards	Eastlake	OH	1989	12/12/02	144,820	96%	1,253,778	Tops Market	Wal-Mart
152	Midway Market Square	Elyria	OH	2001	11/20/02	234,670	98%	2,643,888	Circuit City, Dick’s Sporting Goods, Giant Eagle, Sofa Express	Home Depot, Target
153	New Boston	New Boston	OH	2000	02/17/93	238,711	78%	1,167,096	Wal-Mart
154	Starlite Plaza	Sylvania	OH	2000	07/22/04	222,450	90%	1,627,649	Basset’s IGA
155	Alexis Park	Toledo	OH	1988	12/12/02	258,942	72%	739,155	Value City
156	Southland Shopping Plaza	Toledo	OH	1988	12/21/05	290,892	83%	1,382,223	A.J Wright, Big Lots, Kroger, Sears Hardware
157	Marketplace	Tulsa	OK	1992	09/01/04	186,851	90%	1,647,015	CompUSA, Drysdale’s, Oshman’s, PetsMart
158	Bethel Park	Bethel Park	PA	2004	05/14/97	218,714	98%	1,500,499	Giant Eagle, Wal-Mart
159	New Britain Village Square	Chalfont	PA	1989	01/09/04	143,716	96%	2,001,989	Genuardi’s
160	Dickson City Crossings	Dickson City	PA	1997	09/30/03	301,462	100%	2,756,571	Circuit City, Dick’s Sporting Goods, Home Depot, PETsMART, T.J. Maxx
161	New Garden	Kennett Square	PA	2001	06/20/97	146,720	95%	679,663	Acme Markets, Big Lots
162	Stone Mill Plaza	Lancaster	PA	1993	01/06/94	94,493	91%	877,586	Giant Food, Rent-To-Own
163	Ivyridge	Philadelphia	PA	2006	08/02/95	112,278	87%	1,393,718	Super Fresh
164	Roosevelt Mall	Philadelphia	PA	1988	01/01/64	561,799	98%	6,401,566	Strawbridge’s
165	Hampton Square	Southampton	PA	2002	12/29/98	62,933	64%	332,218	Eckerd
166	Hunt River Commons	North Kingstown	RI	1989	12/12/02	148,126	100%	1,431,018	Marshalls, Ocean State Job Lot, Stop & Shop
167	South Park	Aiken	SC	1991	12/12/02	55,583	95%	263,325	Aaron Rents, Fred’s, Goodwill Emporium
168	Fashion Place Shopping Center	Columbia	SC	1990	09/14/05	149,493	86%	907,467	Dollar Tree, Staples, Superpetz, T.J. Maxx
169	Circle Center	Hilton Head	SC	2000	03/24/94	65,313	97%	724,563	BI-LO
170	Palmetto Crossroads	Hilton Head	SC	2000	10/18/95	40,910	96%	306,579	Food Lion, Market Area Real Estate Sales
171	Lexington Town Square	Lexington	SC	1995	12/12/02	75,763	100%	426,112	Animal Supply House, Dollar General, Food Lion, Musicians Supply
172	Festival Centre	North Charleston	SC	2004	12/12/02	323,742	98%	1,928,718	Fred’s, Hamrick’s Apparel, Holiday Inn Worldwide, Piggly Wiggly
173	Congress Crossing	Athens	TN	1990	11/10/88	172,305	98%	1,084,317	BI-LO, Kmart
174	St. Elmo Central	Chattanooga	TN	1995	08/06/96	74,978	100%	680,158	BI-LO, CVS
175	Saddletree Village	Columbia	TN	1990	06/15/98	45,800	92%	293,588	Dollar General, Food Lion
176	Greeneville Commons	Greeneville	TN	2002	03/10/92	228,618	98%	1,555,069	Kmart, Proffitt’s
177	Hazel Path	Hendersonville	TN	1989	11/27/95	162,942	96%	796,069	Food Lion	Wal-Mart
178	Kimball Crossing	Kimball	TN	1997	11/27/95	280,476	98%	1,777,643	Wal-Mart
179	Chapman Square	Knoxville	TN	2004	12/12/02	53,591	69%	350,257	Dollar Tree	Kroger
180	Farrar Place Shopping Center	Manchester	TN	1989	12/15/95	43,220	100%	348,153	Dollar General, Food Lion	The Crystal Company
181	Georgetown Square	Murfreesboro	TN	2003	09/29/93	104,117	100%	997,647	Kroger
182	Apison Crossing	Ooltewah	TN	1997	07/29/97	79,048	36%	179,931	Dollar Tree
183	Madison Street Station	Shelbyville	TN	1999	10/11/95	56,766	100%	362,202	Dollar Tree, Southern Family Market
184	Commerce Central	Tullahoma	TN	1995	08/09/96	182,401	99%	1,226,826	Wal-Mart
185	Palm Plaza	Aransas	TX	2002	03/01/02	52,100	86%	285,915	Bealls (Stage), Family Dollar
186	Bardin Place Center	Arlington	TX	1993	10/06/97	310,184	98%	2,892,281	Hemispheres, Oshman’s	Hobby Lobby
187	Baytown Shopping Center	Baytown	TX	1987	03/01/02	96,146	93%	829,630	—
188	Cedar Bellaire	Bellaire	TX	1994	03/01/02	50,967	100%	479,049	H.E.B., ICI Paints
189	El Camino	Bellaire	TX	1972	03/01/02	71,575	100%	384,930	Food City, Family Dollar, Hancock Fabrics
190	Rice Bellaire	Bellaire	TX	2000	03/01/02	20,465	100%	450,256	Walgreens
191	Brenham Four Corners	Brenham	TX	1997	03/01/02	114,571	100%	793,425	CVS, H.E.B., Palais Royal
192	Bryan Square	Bryan	TX	2001	03/01/02	55,115	100%	178,616	Firestone, Kroger
193	Townshire	Bryan	TX	2002	03/01/02	136,693	87%	738,795	Albertsons, Tops Printing
194	Rock Prairie Crossing	College Station	TX	2002	03/01/02	119,041	100%	1,142,084	CVS, Kroger
195	Carmel Village	Corpus Christi	TX	1993	03/01/02	85,833	87%	633,788	Bay Area Dialysis, Bealls (Stage), Tuesday Morning
196	Five Points	Corpus Christi	TX	1993	03/01/02	276,593	87%	1,817,121	Bealls (Stage), Hobby Lobby, Sutherland Lumber
197	Claremont Village	Dallas	TX	1976	03/01/02	66,980	91%	412,237	Family Dollar, Minyard’s
198	Jeff Davis	Dallas	TX	1975	03/01/02	69,563	94%	471,572	Blockbuster, Carnival, Family Dollar, Mama Rosa

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
199	Stevens Park Village	Dallas	TX	1974	03/01/02	45,492	100%	425,946	Minyard, O’Reilly’s Auto Parts
200	Webb Royal	Dallas	TX	1992	03/01/02	108,545	88%	639,145	Family Dollar, Minyard
201	Parktown	Deer Park	TX	1999	03/01/02	121,388	91%	724,795	Burke’s Outlet, Gerland’s, Walgreens
202	Kenworthy Crossing	El Paso	TX	2003	03/01/02	70,969	93%	466,966	Albertsons
203	Friendswood Square	Friendswood	TX	2006	03/01/02	77,587	100%	712,973	Dollar General , KoMan Furniture & Mattress, Walgreens
204	The Market at Preston Ridge	Frisco	TX	2003	09/01/04	50,326	100%	918,228	CompUSA
205	Forest Hills	Ft. Worth	TX	1968	03/01/02	69,651	100%	299,556	Family Dollar, Fiesta, Hi Style Fashion
206	Westcliff	Ft. Worth	TX	1999	03/01/02	133,705	84%	620,640	Cook Children’s Health Foundation, Minyard’s
207	Village Plaza	Garland	TX	2002	03/01/02	89,241	100%	876,808	Truong Nguyen Grocer
208	North Hills Village	Haltom City	TX	1998	03/01/02	43,299	82%	182,130	Ace Hardware, Rent-A-Center, Save-A-Lot
209	Highland Village Town Center	Highland Village	TX	1996	03/01/02	99,341	99%	1,094,412	Kroger
210	Antoine Square	Houston	TX	1974	03/01/02	54,512	7%	60,444	—
211	Bay Forest	Houston	TX	2004	03/01/02	71,667	100%	664,032	Kroger
212	Braes Heights	Houston	TX	2003	03/01/02	100,487	93%	1,435,034	CVS
213	Braes Link	Houston	TX	1999	03/01/02	38,997	86%	521,636	Walgreens
214	Braes Oaks	Houston	TX	1992	03/01/02	46,720	78%	280,625	H.E.B.
215	Braesgate	Houston	TX	1997	03/01/02	91,670	92%	312,701	Food Town
216	Broadway	Houston	TX	1996	03/01/02	74,942	96%	503,709	Dollar General, The Worksource
217	Clear Lake Camino South	Houston	TX	2004	03/01/02	112,412	98%	1,378,860	24 Hour Fitness, CVS, Hancock Fabrics, Mr. Gatti’s Pizza, Spec’s Liquors
218	Hearthstone Corners	Houston	TX	1998	03/01/02	208,147	97%	1,666,914	Big Lots, Kroger, Stein Mart
219	Huntington Village	Houston	TX	1987	03/01/02	111,887	73%	719,949	Family Dollar, Twice Blessed
220	Jester Village	Houston	TX	1988	03/01/02	64,442	71%	396,018	H.E.B.
221	Lazybrook	Houston	TX	1988	03/01/02	10,745	81%	104,952	—
222	Long Point Square	Houston	TX	2002	03/01/02	74,329	92%	436,900	Family Dollar, Family Thrift, O’Reilly’s Auto Parts
223	Maplewood Mall	Houston	TX	2004	03/01/02	94,356	86%	545,217	Burke’s Outlet, Cox’s Foodarama, Family Dollar
224	Merchants Park	Houston	TX	2006	03/01/02	241,742	89%	1,711,970	Big Lots, Kroger, Planters Bank, Ross Dress for Less
225	North 45 Plaza	Houston	TX	1975	03/01/02	132,239	75%	719,983	—
226	Northgate	Houston	TX	1972	03/01/02	43,244	25%	73,020	Firestone
227	Northshore East	Houston	TX	2001	03/01/02	90,820	100%	1,294,772	Office Depot, River Oaks Imaging & Diagnostic
228	Northtown Plaza	Houston	TX	1990	03/01/02	195,134	100%	1,765,983	Big Lots, Fallas Paredes
229	Northwood	Houston	TX	1972	03/01/02	137,947	100%	954,708	Davis Food City
230	Pinemont	Houston	TX	1999	03/01/02	76,477	90%	839,251	Family Dollar, Houston Community College
231	Sharpstown Plaza	Houston	TX	2005	03/01/02	43,630	97%	629,748	Circuit City
232	Stella Link	Houston	TX	1998	03/01/02	99,727	78%	597,699	Conn’s Clearance, Food City
233	Tanglewilde	Houston	TX	1998	03/01/02	87,309	100%	849,589	Party City, Salon In The Park
234	Tidwell Place	Houston	TX	1991	03/01/02	41,855	80%	305,386	Family Dollar, North Houston Birth Center
235	Westheimer Commons	Houston	TX	1995	03/01/02	249,656	85%	1,593,430	Marshalls
236	Irving West	Irving	TX	2004	09/14/93	69,956	94%	470,862	—
237	Washington Square	Kaufman	TX	1978	03/01/02	65,907	92%	274,486	Auto Zone, Bealls (Stage), CVS, Family Dollar
238	League City	League City	TX	1992	03/01/02	99,021	90%	515,638	Bealls (Stage), Family Dollar, Jo-Ann Fabrics
239	Jefferson Park	Mount Pleasant	TX	2001	03/01/02	134,441	85%	672,048	Bealls (Stage), Super 1 Foods
240	Crossroads Center	Pasadena	TX	1997	03/01/02	138,943	89%	1,279,496	Kroger, Sears Hardware
241	Parkview East	Pasadena	TX	2002	03/01/02	38,186	93%	316,624	Dollar General, Hancock Fabrics
242	Parkview West	Pasadena	TX	2005	03/01/02	39,939	92%	324,832	Family Dollar, Rent-A-Center
243	Spencer Square	Pasadena	TX	1998	03/01/02	194,512	98%	2,285,380	Kroger
244	Pearland Plaza	Pearland	TX	1995	03/01/02	156,661	100%	1,136,894	Kroger, Palais Royal
245	Market Plaza	Plano	TX	2002	07/13/05	161,453	68%	2,460,543	H.E.B Central Market
246	Klein Square	Spring	TX	1999	03/01/02	80,857	100%	723,914	Family Dollar, Foodtown
247	Texas City Bay	Texas City	TX	2005	03/01/02	229,876	94%	1,732,867	Kroger
248	The Centre at Navarro	Victoria	TX	2005	03/01/02	48,960	92%	610,500	Hastings,Walgreens
249	Hanover Square	Mechanicsville	VA	1991	01/06/93	129,987	95%	1,437,845	Toy Works, Ukrops Supermarket	Kohl’s

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
250	Jefferson Green	Newport News	VA	1988	12/12/02	54,945	99%	750,106	Northern Handyman
251	VA-KY Regional S.C.	Norton	VA	1996	12/30/92	193,238	80%	956,014	Ingles
252	Cave Spring Corners	Roanoke	VA	2005	06/05/97	142,752	100%	1,013,919	Hamricks Department Stores, Kroger
253	Lakeside Plaza	Salem	VA	1989	04/15/99	82,033	100%	788,669	CVS, Kroger
254	Lake Drive Plaza	Vinton	VA	2001	02/12/98	148,060	93%	1,002,207	Big Lots, Goodwill, Kroger
255	Ridgeview Centre	Wise	VA	2005	07/02/92	190,242	96%	1,318,904	Food City, Kmart	Belk’s
256	Paradise Pavilion	West Bend	WI	2000	12/12/02	198,419	98%	1,376,908	Hobby Lobby, Kohl’s	ShopKo
257	Cheyenne Plaza	Cheyenne	WY	1995	12/12/02	155,022	86%	948,364	Big Lots, Murdoch’s Ranch & Home Supply	Hobby Lobby
						35,620,513	93%	$287,809,238
	Miscellaneous Properties
1	Kroger	Muscle Shoals	AL	1982	08/10/93	10,069	100%	$60,414	—
2	Kroger	Muscle Shoals	AL	1982	08/10/93	42,130	100%	252,780	Big Lots
3	Kroger	Scottsboro	AL	1982	08/10/93	42,130	100%	217,391	—
4	Country Market	Pine Bluff	AR	1981	08/10/93	60,842	100%	288,999	—
5	Doverama at Rodney	Dover	DE	1959	01/01/69	30,000	100%	52,500	Brunswick Lanes
6	Kmart	Atlantic	IA	1980	01/19/94	40,318	0%	—	—
7	Socorro	Socorro	NM	1976	03/01/02	48,000	100%	505,780	Smith’s Food
8	North Central Avenue	Hartsdale	NY	—	07/31/72	LAND	—	—	—
9	Akron Land	Akron	OH	—	09/07/05	LAND	—	—	—
10	Central Avenue Marketplace	Toledo	OH	—	08/14/90	LAND	—	—	—
11	Harveys	Clearfield	PA	1982	08/10/93	31,170	100%	210,000	Penn Traffic	Wal-Mart
12	Laurel Mall	Connellsville	PA	1970	05/15/01	336,222	42%	373,695	Pechin
13	Yarbrough	El Paso	TX	1995	03/01/02	49,457	100%	—	—
14	Taylorsville	Salt Lake City	UT	-	06/01/99	LAND	—	—	—
15	Pizza Hut	Harrisonburg	VA	1969	07/31/96	3,384	100%	22,755	—
						693,722	66%	$1,984,314
			STABILIZED PROPERTIES			36,314,235	92%	$289,793,552

Redevelopment Properties

	Community and Neighborhood Shopping Centers
1	Riverview Plaza	Gadsden	AL	2006	10/12/95	147,021	58%	$338,975	Hobby Lobby
2	Brooksville Square	Brooksville	FL	2006	03/28/94	96,361	100%	870,817	Publix
3	Regency Park	Jacksonville	FL	2006	06/16/97	333,942	84%	2,644,607	American Signature, Babies R Us, Hobby Lobby, Marshalls
4	The Mall at 163rd Street	Miami	FL	2006	12/31/98	325,162	77%	2,580,306	Marshalls, Ross	Home Depot, Wal-Mart
5	Presidential Plaza	North Lauderdale	FL	2006	04/18/97	88,306	99%	574,885	Family Dollar
6	Merchants Crossing	Newnan	GA	2006	12/12/02	174,059	57%	735,234	Hastings, Kroger
7	Victory Square	Savannah	GA	2006	07/02/92	119,014	99%	1,264,851	—
8	Southfield Plaza	Bridgeview	IL	2006	12/03/96	198,331	90%	1,839,649	Dominick’s, Hobby Lobby	Home Depot
9	Wabash Crossing	Wabash	IN	2006	12/16/93	172,492	41%	414,167	Tractor Supply
10	Picadilly Square	Louisville	KY	2006	04/25/89	96,370	92%	546,079	Big Lots, Royal Garden Buffet
11	Lexington Road Plaza	Versailles	KY	2006	04/28/94	182,578	97%	1,205,741	Kmart, Kroger
12	Points West	Brockton	MA	2006	12/12/02	153,942	69%	463,871	Ocean State Job Lot
13	Liberty Plaza	Randallstown	MD	2006	05/12/95	215,634	36%	666,857	Marshalls
14	Rising Sun Towne Centre	Rising Sun	MD	2006	06/04/99	66,702	100%	644,511	Family Dollar, Martin’s
15	Tinton Falls Plaza	Tinton Falls	NJ	2006	01/30/98	100,582	66%	986,364	WOW Fitness	A&P
16	Pyramid Mall	Geneva	NY	2006	08/03/93	232,823	68%	1,015,182	Big Lots, Tops Market
17	Sunshine Square	Medford	NY	2006	12/12/02	222,422	76%	1,648,028	Stop & Shop
18	Rockland Plaza	Nanuet	NY	2006	01/01/83	249,885	100%	5,342,712	Marshalls
19	Price Chopper Plaza	Rome	NY	2006	08/03/93	78,400	71%	356,480	—
20	South Towne Centre	Dayton	OH	2006	03/27/92	316,169	74%	1,780,816	Burlington Coat Factory, Value City Furniture
21	Midway Crossing	Elyria	OH	2006	12/11/95	175,385	80%	1,061,161	Dunham’s, Jo-Ann Fabrics, T.J. Maxx	Toys R Us

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
22	Surrey Square Mall	Norwood	OH	2006	08/26/05	190,323	62%	1,043,645	Kroger
23	Market Place	Piqua	OH	2006	11/20/91	174,004	62%	419,095	Kroger
24	Dillsburg Shopping Center	Dillsburg	PA	2006	10/16/96	146,193	74%	1,499,925	Giant Food
25	Hillcrest Shopping Center	Spartanburg	SC	2006	02/16/05	343,914	95%	3,078,024	Marshalls, Publix, Ross Dress for Less, Stein Mart
26	West Towne Square	Elizabethton	TN	2006	06/09/98	99,224	50%	266,440	Dollar Tree
27	Chapman-Ford Crossing	Knoxville	TN	2006	12/30/92	185,604	69%	566,850	Goody’s
28	Culpepper Plaza	College Station	TX	2006	03/01/02	209,760	56%	1,220,857	—
29	Wynnewood Village	Dallas	TX	2006	03/01/02	442,079	98%	3,305,363	Fallas Paredes, Kroger
						5,536,681	77%	$38,381,492

	Miscellaneous Properties
1	Pointe* Orlando (5)	Orlando	FL	2006	11/30/99	420,000	52%	$4,263,770	Muvico
		REDEVELOPMENT PROPERTIES				5,956,681	75%	$42,645,262

New Development Properties

	Community and Neighborhood Shopping Centers
1	Apopka Commons	Apopka	FL	2006	09/07/05	—	—	—	—	Home Depot
2	Nine Mile Square	Pensacola	FL	2006	09/07/05	—	—	—	—	Home Depot
3	Denham Springs Plaza	Denham Springs	LA	2006	09/07/05	—	—	—	—	Home Depot
4	Brandt Pike Place	Dayton	OH	2006	09/30/05	—	—	—	—	Kroger
5	Northgate Plaza	Westerville	OH	2006	09/07/05	—	—	—	—	Home Depot, Kroger
		NEW DEVELOPMENT PROPERTIES				—	—	—
			COMPANY PORTFOLIO			42,270,916	90%	$332,438,814
JOINT VENTURE PORTFOLIOS (6)
Stabilized Properties

	Community and Neighborhood Shopping Centers
	Arapahoe Crossings, L.P.
1	Arapahoe Crossings	Aurora	CO	2003	09/30/03	466,363	100%	$6,330,441	Borders, Colorado Theaters, King Soopers, Kohl’s, Linens ‘n Things, Marshalls, Old Navy, Ross Dress for Less

	BPR Shopping Center, L.P.
2	The Centre at Preston Ridge	Frisco	TX	2003	09/28/98	734,257	97%	12,190,903	Best Buy, DSW Shoe Warehouse, Linens ‘n Things, Marshalls, Old Navy, Ross Dress for Less, Stein Mart, T.J. Maxx	Target

	CA New Plan Acquisition Fund, LLC
3	Augusta West Plaza	Augusta	GA	2006	02/09/06	207,823	94%	1,060,961	Burlington Coat Factory, Dollar Tree, Regal Cinemas
4	Banks Station	Fayetteville	GA	2006	02/09/06	176,451	96%	1,305,185	Cinemark USA, Food Depot, Staples
5	The Pines	Pineville	LA	1991	03/01/02	179,039	100%	876,147	Kmart, Super 1 Foods
6	Great Eastern Shopping Plaza	Northwood	OH	1956	12/21/05	370,676	73%	1,119,977	Aldi, Value City Department Store, Value City Furniture
7	Shelby Square	Memphis	TN	1989	02/09/06	155,969	71%	705,899	Fred’s, Wal-Mart Neighborhood Market
8	Northshore West	Houston	TX	1997	03/01/02	144,982	86%	1,061,750	Conn Appliances, PETCO, Sellers Brothers

	CA New Plan Venture Direct Investment Fund, LLC
9	Shoppes of Victoria Square	Port St. Lucie	FL	1990	10/10/03	95,243	98%	995,439	Winn-Dixie
10	Sarasota Village	Sarasota	FL	1998	03/01/02	168,600	100%	1,261,771	Big Lots, Home Goods, Gold’s Gym, Publix
11	Atlantic Plaza	Satellite Beach	FL	2001	03/01/02	133,070	83%	815,850	Beall’s, Publix
12	Harwood Central Village	Bedford	TX	1986	03/01/02	119,742	89%	988,538	Kroger
13	Spring Valley Crossing	Dallas	TX	2002	03/01/02	101,687	87%	698,875	Albertsons
14	Odessa-Winwood Town Center	Odessa	TX	2002	03/01/02	343,603	100%	2,215,257	Hastings, H.E.B., Office Depot, Ross Dress for Less, Target
15	Windvale	The Woodlands	TX	2002	03/01/02	101,088	100%	1,131,539	Randalls

	CA New Plan Venture Fund, LLC
16	Villa Monaco	Denver	CO	1978	02/19/04	122,213	89%	1,047,532	King Soopers
17	Ventura Downs	Kissimmee	FL	2005	03/01/02	98,191	100%	1,035,344	Bealls Outlet, Publix Sabor

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
18	Marrero Shopping Center	Marrero	LA	2004	04/12/04	69,259	100%	640,709	Winn-Dixie
19	Clinton Crossing	Clinton	MS	2005	10/31/03	87,698	31%	324,324	—
20	Mint Hill Festival	Charlotte	NC	1986	03/01/02	59,997	75%	390,558	Harris Teeter
21	Ridglea Plaza	Ft. Worth	TX	1990	12/31/02	171,787	90%	1,517,072	Stein Mart, Tom Thumb

	Galileo America LLC (7)
22	County Park Plaza	Scottsboro	AL	1999	08/10/05	60,750	100%	291,768	Southern Family Markets, Sportsmed
23	Conway Towne Center	Conway	AR	1986	12/12/02	180,519	75%	1,052,515	JC Penney	Office Depot
24	Glendale Galleria	Glendale	AZ	1991	08/01/97	119,461	91%	1,146,587	Food City	Bally’s Fitness
25	Southern Village Mesa	Mesa	AZ	1987	08/01/97	84,054	95%	724,403	Food City
26	Paradise Plaza	Paradise	CA	1997	06/20/97	198,323	100%	831,429	Albertsons, Kmart, Rite Aid
27	San Dimas Plaza	San Dimas	CA	1986	10/07/97	119,161	98%	2,195,814	T.J. Maxx	Ralphs, Rite Aid
28	Vail Ranch Center	Temecula	CA	2003	02/25/03	203,904	100%	2,717,835	Stater Bros., Stein Mart
29	Aurora Plaza	Aurora	CO	1996	12/12/02	176,191	100%	995,219	King Soopers, Latino Cinema
30	Westminster City Center	Westminster	CO	2005	12/16/97	342,941	100%	4,641,318	Babies R Us, Barnes & Noble, Circuit City, Comp USA, Golfsmith, Gordmans
31	Enfield Commons	Enfield	CT	1990	08/10/05	252,096	100%	2,842,657	Barnes & Noble, Bob’s Stores, Linens ‘n Things, Marshalls, Office Max
32	Stop & Shop Plaza	Enfield	CT	1988	12/19/05	111,265	98%	1,516,921	Stop & Shop
33	Freshwater - Stateline Plaza	Enfield	CT	2004	08/10/05	295,528	82%	1,850,007	Costco, Dick’s Sporting Goods	Home Depot
34	Charter Oak Marketplace	Hartford	CT	2004	08/10/05	262,056	100%	1,875,256	Marshalls, Wal-Mart
35	Chamberlain Plaza	Meriden	CT	2004	08/10/05	53,464	100%	959,622	Circuit City
36	Turnpike Plaza	Newington	CT	2004	08/10/05	151,095	100%	2,212,605	Dick’s Sporting Goods, Price Chopper
37	North Haven Crossing	North Haven	CT	1993	08/10/05	104,612	82%	1,439,093	Barnes & Noble, Bernie’s, Office Max
38	Queen Plaza	Southington	CT	2004	08/10/05	171,989	100%	1,809,267	Bed Bath & Beyond, Bob’s Furniture, T.J. Maxx
39	Waterbury Plaza	Waterbury	CT	2000	08/10/05	197,206	98%	2,099,291	Pretty Woman, Super Stop & Shop
40	Waterford Commons	Waterford	CT	2004	08/10/05	237,082	98%	3,995,521	Babies R Us, Dick’s Sporting Goods, Linens ‘n Things	Best Buy, Raymour & Flanigan
41	Goff Brook Shops	Wethersfield	CT	1988	08/10/05	71,493	100%	943,737	Office Depot, Old Country Buffet
42	Coastal Way	Brooksville	FL	2004	08/10/05	218,621	100%	1,444,132	Belk’s, Sears
43	Morse Shores	Ft. Myers	FL	2001	03/01/02	169,545	97%	1,118,495	Bealls Outlet, Big Lots, Publix
44	Normandy Square	Jacksonville	FL	1996	12/12/02	87,240	100%	646,079	CVS, Family Dollar, Winn-Dixie
45	Marketplace at Wycliffe	Lake Worth	FL	2002	06/01/05	133,520	100%	2,263,542	Walgreens, Winn-Dixie
46	Panama City Square	Panama City	FL	1992	06/25/03	289,119	100%	1,885,963	Goody’s, Michaels, The Sports Authority, T.J. Maxx, Wal-Mart
47	Collins Park Commons	Plant City	FL	1989	08/10/05	37,458	97%	188,942	Tractor Supply Company
48	Riverwood	Port Orange	FL	1996	09/05/97	93,506	95%	484,486	Walgreens, Winn-Dixie
49	Cobblestone Village	St. Augustine	FL	2003	08/10/05	261,081	100%	3,226,682	Bealls (Stage), Publix, Ross Dress for Less
50	Hampton Plaza	Tampa	FL	1990	08/10/05	44,420	100%	431,272	Big Lots, Dollar General
51	Albany Plaza	Albany	GA	1995	05/12/94	114,169	100%	658,081	Big Lots, Harveys
52	Perlis Plaza	Americus	GA	1972	07/11/90	165,315	98%	998,393	Belk’s, Harveys
53	Buena Vista Village	Columbus	GA	1997	08/10/05	17,500	100%	181,516	—	Wal-Mart, Winn-Dixie
54	Cordele Square	Cordele	GA	2002	07/11/90	126,427	95%	672,976	Belk’s, Goody’s, Harvey Foods
55	Northside Plaza	Dalton	GA	2001	10/11/95	73,931	97%	551,849	BI-LO, Family Dollar
56	Cosby Station	Douglasville	GA	1994	08/10/05	77,811	100%	739,483	Publix
57	Perry Marketplace	Perry	GA	2004	12/30/92	179,973	98%	1,043,166	Ace Hardware, Bealls Outlet, Fred’s, Kroger
58	Wisteria Village	Snellville	GA	2004	10/11/95	173,152	100%	1,102,774	Hobby Lobby, Kmart
59	Bulloch Plaza	Statesboro	GA	1970	08/10/05	39,264	100%	200,124	Harveys
60	Statesboro Square	Statesboro	GA	1986	08/10/05	41,000	100%	266,597	Aaron Rents, Big Lots
61	Haymarket Square	Des Moines	IA	2002	05/12/95	269,465	92%	1,648,509	Big Lots, Dahl’s Foods, Northern Tool, Nova Cinema, Office Depot
62	Markeplace at Matteson	Matteson	IL	2000	02/02/06	309,864	93%	1,902,894	Advance Auto, A.J. Wright, Burlington Coat Factory, Cub Foods
63	Marwood Plaza	Indianapolis	IN	1992	12/12/02	107,080	86%	632,035	Fashion Bug Plus, Kroger
64	Westlane Shopping Center	Indianapolis	IN	1982	12/12/02	71,490	87%	349,035	Family Dollar, Lo Bill Foods
65	Garden City Plaza	Garden City	KS	2004	08/10/05	102,648	100%	957,241	JC Penney	Sears

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
66	Green River Plaza	Campbellsville	KY	1989	03/08/96	203,239	99%	1,085,698	Goody’s, JC Penney, Kroger
67	Kmart Plaza	Elizabethtown	KY	1992	02/04/93	130,466	100%	824,040	Kmart, Staples
68	London Marketplace	London	KY	1994	03/17/94	169,032	100%	968,773	Goody’s, Kmart, Kroger
69	Springhurst Towne Center	Louisville	KY	1997	08/10/05	422,035	100%	4,953,041	Cinemark, Dick’s Sporting Goods, Fashion Shops, Kohl’s, Liquor Barn, T.J. Maxx	Meijer, Target
70	Chestnut Hills	Murray	KY	1982	08/10/05	68,364	100%	385,644	JC Penney
71	Karam Shopping Center	Lafayette	LA	1998	12/12/02	100,238	100%	349,773	Conn’s Appliance, Super 1 Foods
72	Easton Village	Easton	MA	2003	08/10/05	101,260	96%	1,826,297	CVS, Roche Bros.
73	Lunenberg Crossing	Lunenburg	MA	1994	08/10/05	25,515	92%	316,085	Fashion Bug	Hannaford Bros., Wal-Mart
74	Brunswick Plaza	Brunswick	ME	2005	08/10/05	169,793	100%	864,000	Lowe’s	Wal-Mart
75	BJ’s Plaza	Portland	ME	1991	08/10/05	104,233	100%	698,361	BJ’s Wholesale Club
76	Delta Center	Lansing	MI	2005	12/12/95	186,246	89%	1,803,900	Bed Bath & Beyond, Gift & Bible Center, Hobby Lobby, T.J. Maxx
77	Fashion Corner	Saginaw	MI	2004	12/12/95	179,678	89%	1,480,796	Bed Bath & Beyond, Best Buy, Dunham’s
78	Green Acres	Saginaw	MI	1995	12/12/02	271,506	81%	1,501,248	A.J. Wright
79	Roundtree Place	Ypsilanti	MI	1992	07/01/98	195,413	99%	1,268,902	Sheena Value Land, Wal-Mart
80	Washtenaw Fountain Plaza	Ypsilanti	MI	2005	10/05/92	135,942	89%	744,043	A.J. Wright, Dollar Tree, Dunhams, Save-A-Lot
81	Jacksonian Plaza	Jackson	MS	1990	03/01/02	87,721	100%	379,819	Books-A-Million, Georgia Carpet Outlet, Office Depot	Kroger
82	Northwoods Plaza	Albemarle	NC	1983	08/10/05	32,705	100%	226,887	Food Lion
83	Devonshire Place	Cary	NC	1996	08/10/05	104,441	100%	1,204,988	Borders, Golf Galaxy, Lowes Foods, McFayden Music
84	Henderson Square	Henderson	NC	1995	08/10/05	165,929	100%	1,165,351	Belk’s, Goody’s, JC Penney	Wal-Mart Supercenter
85	Longview Crossing	Hickory	NC	1988	08/10/05	40,598	100%	218,870	Food Lion
86	Springs Crossing	Hickory	NC	1996	08/10/05	43,071	100%	317,940	Family Dollar, Food Lion
87	Valley Crossing	Hickory	NC	1988	08/10/05	186,088	98%	1,571,268	Circuit City, Goody’s, Office Depot, T.J. Maxx
88	Parkway Plaza	Winston-Salem	NC	2005	12/12/02	286,405	94%	2,418,592	Citi Trends, Lowes Foods, Office Depot
89	Stratford Commons	Winston-Salem	NC	1995	12/30/96	72,308	69%	689,229	Mattress Firm, Natural Health Superstore, Office Max
90	Willow Springs Plaza	Nashua	NH	1990	08/10/05	130,748	100%	1,962,387	JC Penney Home Store, Jordan’s Warehouse, Office Max, PETCO	Home Depot
91	Seacoast Shopping Center	Seabrook	NH	1991	08/10/05	91,690	100%	1,148,032	Jo-Ann Fabrics, Shaw’s	Wal-Mart
92	Dover Park Plaza	Yardville	NJ	2005	01/28/00	58,025	98%	725,276	CVS
93	Ladera	Albuquerque	NM	1982	03/01/02	126,012	83%	943,918	Brooks, Dollar Tree
94	University Mall	Canton	NY	1967	01/01/76	81,027	100%	369,544	Rexford’s Hardware, Wisebuys
95	Genesee Valley Shopping Center	Geneseo	NY	1993	07/01/98	204,609	100%	1,365,018	Wegmans
96	McKinley Plaza	Hamburg	NY	1991	06/14/92	93,144	100%	1,055,582	A.C. Moore, T.J. Maxx
97	Hornell Plaza	Hornell	NY	2005	07/31/98	253,813	95%	1,803,117	Walmart, Wegmans
98	Greenport Towne Center	Hudson	NY	1993	08/10/05	75,525	100%	767,250	Fashion Bug, Price Chopper	Wal-Mart
99	Shops at Seneca Mall	Liverpool	NY	2005	08/03/93	230,900	94%	1,008,090	Big Lots, Kmart
100	Cortlandt Towne Center	Mohegan Lake	NY	1997	08/10/05	642,354	100%	9,270,184	A&P, Barnes & Noble, Best Buy, Levitz, Linens ‘n Things, Marshalls, PetsMart, United Artists, Wal-Mart	Home Depot
101	Hannaford Plaza	Saratoga Springs	NY	2004	08/10/05	178,391	100%	1,969,005	Bare Bones, Hannaford Bros., Tractor Supply Company
102	Galleria Commons	Henderson	NV	2005	06/09/98	276,508	95%	2,694,991	Babies R Us, Burlington Coat Factory, Stein Mart, T.J. Maxx
103	Southland Shopping Center	Middleburg Heights	OH	2002	11/10/05	708,753	96%	5,726,228	BJ’s Wholesale Club, Burlington Coat Factory, Giant Eagle, Marc’s, Steve&Barry’s
104	Southland South	Middleburg Heights	OH	1970	11/10/05	56,170	90%	398,714	Laser Adventure
105	Napoleon Center	Napoleon	OH	1991	12/12/02	60,795	100%	468,400	Chief Supermarket, Rite Aid
106	Tops Plaza	North Olmstead	OH	2002	11/10/05	70,003	100%	1,045,354	Tops Market
107	Tops Plaza	North Ridgeville	OH	2002	11/10/05	60,830	100%	856,259	Tops Market
108	Brice Park	Reynoldsburg	OH	1989	03/04/98	158,565	96%	1,739,570	Michaels, Old Navy, Sun City Furniture
109	Streetsboro Crossing	Streetsboro	OH	2002	11/10/05	77,900	100%	1,017,650	Tops Market	Lowes, Target
110	Bristol Plaza	Bristol	PA	1989	12/12/02	145,356	97%	1,488,876	Big Lots, Pathmark
111	Market Street Square	Elizabethtown	PA	1993	10/06/97	169,481	100%	1,436,120	Kmart, Weis Markets
112	Johnstown Galleria Outparcel	Johnstown	PA	1993	07/31/97	61,968	100%	409,131	Chuck E. Cheese, Dunham’s, Staples
113	Shops at Prospect	West Hempfield	PA	1994	07/31/95	63,392	94%	610,405	Hallmark, Redner’s Warehouse Market	Kmart

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
114	Anderson Plaza	Greenwood	SC	1983	08/10/05	46,258	66%	233,468	Food Lion
115	Northridge Plaza	Hilton Head	SC	1988	08/10/05	79,570	96%	627,776	Dollar General, Home Goods
116	Island Plaza	James Island	SC	2004	10/06/97	171,224	95%	1,000,475	Dollar Tree, Fred’s, Food Lion, Gold’s Gym
117	Beach Crossing	Myrtle Beach	SC	1984	08/10/05	45,790	100%	301,532	Advance Auto, Dollar General, Duron Paints, Imaginations
118	Remount Village	North Charleston	SC	1996	11/13/96	60,238	100%	558,899	BI-LO
119	58 Crossing	Chattanooga	TN	1988	08/10/05	49,984	95%	364,994	Food Lion, Goodwill
120	East Ridge Crossing	Chattanooga	TN	1999	08/10/05	58,950	97%	589,633	Food Lion
121	Stone East Plaza	Kingsport	TN	1983	08/10/05	46,259	93%	275,366	Auto Zone, Cal Spas and Pools, Dollar General
122	Kingston Overlook	Knoxville	TN	1996	08/10/05	119,360	100%	892,748	American Signature Home, Babies R Us, Michaels
123	Suburban Plaza	Knoxville	TN	1997	08/10/05	134,172	91%	1,337,359	Barnes & Noble, Toys R Us
124	Lion’s Head Village	Nashville	TN	2000	08/10/05	99,165	100%	1,227,122	Office Max, Stein Mart
125	Briarcliffe Square	Oak Ridge	TN	1988	08/10/05	41,778	100%	278,225	Food Lion
126	Merchant’s Central	Winchester	TN	1997	12/09/97	208,123	92%	1,081,698	Wal-Mart
127	Plantation Plaza	Clute	TX	1997	03/01/02	100,277	100%	826,451	Kroger, Walgreens
128	Marketplace at Flower Mound	Flower Mound	TX	1998	08/10/05	113,549	75%	1,195,207	Sprouts Farmer Market	Kohl’s
129	Beltway South	Houston	TX	1998	03/01/02	107,174	98%	890,418	Kroger
130	Inwood Forest	Houston	TX	1997	03/01/02	77,553	92%	699,261	—
131	Jones Plaza	Houston	TX	2000	03/01/02	111,355	94%	1,077,317	24 Hour Fitness, Hancock Fabrics
132	Jones Square	Houston	TX	1999	03/01/02	169,003	99%	1,141,023	Big Lots, Hobby Lobby
133	Mount Houston Square	Houston	TX	1996	03/01/02	173,080	96%	1,135,856	Fallas Paredes, La Canasta Furnishings
134	Orange Grove	Houston	TX	2005	03/01/02	190,811	96%	1,670,401	24 Hour Fitness, Floor Décor
135	The Crossing at Fry Road	Katy	TX	2005	03/01/02	233,517	100%	1,973,943	Hobby Lobby, Kroger, Palais Royal, Stein Mart
136	Northshore Plaza	Portland	TX	2000	12/12/02	152,144	97%	832,158	Bealls (Stage), H.E.B.	Kmart
137	Keegan’s Meadow	Stafford	TX	1999	03/01/02	125,298	93%	1,028,792	Palais Royal, Randalls
138	Tomball Parkway Plaza	Tomball	TX	2005	03/01/02	133,629	98%	976,137	Big Lots, Palais Royal	Hobby Lobby
139	Tuckernuck Square	Richmond	VA	1994	12/12/02	86,010	97%	969,266	Babies R Us, Chuck E. Cheese
140	Hunting Hills	Roanoke	VA	1989	04/02/98	166,207	100%	1,007,618	Wal-Mart
141	Valley Commons	Salem	VA	1988	08/10/05	45,580	93%	344,969	Food Lion
142	Hilltop Plaza	Virginia Beach	VA	1998	12/12/02	152,025	99%	1,282,112	Office Depot, The North Carolina Company
143	Strawbridge	Virginia Beach	VA	1997	08/10/05	43,764	100%	579,873	Regal Cinemas
144	Packard Plaza	Cudahy	WI	1992	12/12/02	125,247	87%	588,364	Aldi, Dunham’s, Jo Ann Fabrics, Merchandise Outlet
145	Northridge Plaza	Milwaukee	WI	1996	12/12/02	150,164	93%	1,040,694	—
146	Moundsville Plaza	Moundsville	WV	2004	12/27/88	180,346	87%	1,117,290	Big Lots, Kroger, Peebles
147	Grand Central Plaza	Parkersburg	WV	1986	06/08/88	74,017	100%	675,261	Office Depot, T.J. Maxx
148	Kmart Plaza	Vienna	WV	1975	02/25/93	106,258	100%	599,176	Kmart

	NP/I&G Institutional Retail Company, LLC (7)
149	The Plaza at EastChase	Montgomery	AL	2003	11/10/05	112,285	88%	1,266,318	Cost Plus World Market, PetsMart, Pier 1 Imports, Ross Dress for Less	Kohl’s, Target
150	The Shoppes at EastChase	Montgomery	AL	2002	11/10/05	251,517	94%	4,551,006	Abercrombie & Fitch, Ann Taylor, Banana Republic, Books-A-Million, Gap, Linens ‘n Things	Dillard’s
151	New London Mall	New London	CT	2000	03/10/05	260,396	92%	3,172,321	Home Goods, Marshalls, OfficeMax, ShopRite
152	Riverplace Shopping Center	Jacksonville	FL	1989	10/08/04	257,912	98%	2,602,187	Bealls, Sears, Stein Mart, T.J. Maxx
153	Conyers Crossroads	Conyers	GA	2000	03/22/04	458,895	97%	4,736,551	Belk’s, Carmike Cinemas, Circuit City, Kohl’s, Old Navy
154	Village Shoppes of Flowery Branch	Flowery Branch	GA	2002	07/22/04	92,985	97%	1,128,684	Publix
155	Village Shoppes of East Cherokee	Woodstock	GA	2003	05/20/04	128,667	86%	1,649,249	Publix
156	Rolling Meadows	Rolling Meadows	IL	1990	11/29/05	130,436	82%	1,279,035	Jewel-Osco
157	Meridian Towne Centre	Okemos	MI	2004	08/17/05	86,891	90%	998,489	Marshalls	Kroger, Target
158	DSW Plaza at Lake Grove	Lake Grove	NY	1997	11/25/03	251,136	100%	3,995,855	Bally Total Fitness, DSW, Stop & Shop
159	Skytop Pavilion	Cincinnati	OH	1999	11/22/04	133,631	92%	1,584,917	biggs, Gold’s Gym
160	Quail Springs Marketplace	Oklahoma City	OK	2003	05/18/05	294,613	100%	3,586,760	Office Depot, Old Navy, Ross Dress for Less, Ultimate Electronics	Lowe’s
161	Westpark Shopping Center	Glen Allen	VA	2005	05/09/05	176,973	100%	2,328,683	Linens ‘n Things, The Tile Shop,Ukrops Supermarket, Victory Lady	Bloom Brothers Furniture
						24,876,928	95%	$228,292,790

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
	Miscellaneous Properties

	BPR Land Partnership, L.P.
1	Undeveloped land parcels (8)	Frisco	TX	—	09/28/98	LAND	—	—

	BPR South, L.P.
2	Undeveloped land parcels (9)	Frisco	TX	—	09/28/98	LAND	—	—

	Galileo America LLC (7)
3	Coastal Landing	Brooksville	FL	2006	01/10/06	LAND	—	—	—
						—	—	—
			STABILIZED PROPERTIES			24,876,928	95%	$228,292,790

Redevelopment Properties

	Community and Neighborhood Shopping Centers

	CA New Plan Acquisition Fund, LLC
1	Miracle Mile Shopping Plaza	Toledo	OH	2006	12/21/05	296,396	75%	$1,289,131	Big Lots, Kroger, T.J. Maxx
	CA New Plan Venture Fund, LLC
2	Stone Mountain Festival	Stone Mountain	GA	2006	07/02/04	347,217	98%	1,922,732	Wal-Mart

	NPK Redevelopment I, LLC
3	Stateline Square	Southaven	MS	2006	10/07/05	—	—	—	—
4	Germantown Square	Memphis	TN	2006	10/07/05	—	—	—	—
5	Riverdale Square	Cordova	TN	2006	10/07/05	—	—	—	—

	Westgate Mall, LLC
6	Westgate	Fairview Park	OH	2006	02/25/05	—	—	—	Kohl’s
		REDEVELOPMENT PROPERTIES				643,613	87%	$3,211,863
		JOINT VENTURE PORTFOLIOS (6)				25,520,541	95%	231,504,653

			TOTAL PORTFOLIO (6)			67,791,457	92%	$563,943,467

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect on March 31, 2006, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) GLA for the property represents expected GLA when redevelopment is complete.

(6) Includes 100 percent of properties owned by unconsolidated joint ventures.

(7) Includes impact of master lease agreements.

(8) Comprised of approximately 27.1 acres of undeveloped land.

(9) Comprised of approximately 8.4 acres of undeveloped land.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure – Quarter Ended March 31, 2006

Property Portfolio

	Property Name	City	State	Year Built (1)	Date Acquired	GLA (2)	Percent Leased (3)	ABR	Anchor Tenant (4)	Anchor Tenant Not Owned (4)
MANAGED PORTFOLIOS (5)
Stabilized Properties

	Community and Neighborhood Shopping Centers

	CBL & Associates Properties, Inc.

1	Springdale Center	Mobile	AL	2004	—	635,959	97%	$4,576,836	Best Buy, Burlington Coat Factory, Goody’s, Linens ‘n Things, McRae’s	SAM’S CLUB
2	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	2004	—	305,770	100%	1,850,275	Wal-Mart Supercenter

	Pension Reserves Investment Management Board - Commonwealth of Massachusetts

3	Gwinnett Market Fair	Duluth	GA	1987	—	194,090	88%	1,946,330	Bed Bath & Beyond, Marshalls, T.J. Maxx
4	Mount Prospect Plaza	Mt. Prospect	IL	1987	—	299,300	96%	2,602,772	Marshalls, Walgreen’s	Wal-Mart
5	Neptune Shopping Center	Neptune Township	NJ	2005	—	215,024	99%	2,551,080	Home Goods, Marshalls, ShopRite

		TOTAL MANAGED PORTFOLIOS (5)				1,650,143	97%	$13,527,294

(1) Year of most recent redevelopment or year built if no redevelopment has occurred.

(2) Includes building square footage for ground leases.

(3) Includes all leases in effect at March 31, 2006, including those that are fully executed, but not yet open.

(4) Anchor tenants include 1) major discount stores, 2) major grocers, 3) tenants with square footage greater than 10,000 square feet if the shopping center GLA is less than 125,000 square feet and tenants with square footage greater than 25,000 square feet if the shopping center GLA is greater than 125,000 square feet and 4) tenants with square footage greater than 10 percent of the shopping center GLA, but not less than 5,000 square feet.

(5) The Company does not have an ownership interest in these properties, but receives certain fees for management and leasing services provided.  This property data has otherwise been excluded from the information presented in this Supplemental Disclosure.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2006

Summary of Joint Venture Portfolios

			Joint Venture Debt					Company
									Investments in /
			Average	Average	%	%			Advances to
		Amount	Interest	Term	Fixed Rate	Variable Rate	Percent		Unconsolidated
Property Name	JV Partner	Outstanding (1)	Rate	Remaining	Debt	Debt	Ownership	Economic Structure	Ventures

UNCONSOLIDATED VENTURES

Arapahoe Crossings, L.P.	Foreign investor	$48,352,930	5.34%	7.5 years	100%	—	30%	Increased participation after 10% return	$6,554,762
BPR Land Partnership, L.P.	George Allen / Milton Schaffer	—	—	—	—	—	50%	10% return	824,508
BPR Shopping Center, L.P.	Foreign investor / George Allen / Milton Schaffer	68,363,467	6.64%	5.7 years	100%	—	25%	Increased participation after 10% return	3,207,072
BPR South, L.P.	George Allen / Milton Schaffer	—	—	—	—	—	50%	10% return	821,095
CA New Plan Acquisition Fund, LLC (2)	Major U.S. pension fund	58,004,074	6.53%	1.3 years	—	100%	10%	Increased participation after 10% IRR	2,296,036
CA New Plan Venture Direct Investment Fund, LLC (1)	Major U.S. pension fund	60,764,779	5.92%	5.1 years	70%	30%	10%	—	891,103
CA New Plan Venture Fund, LLC (2)	Major U.S. pension fund	58,141,430	6.39%	2.3 years	16%	84%	10%	Increased participation after 12% IRR	3,665,332
Galileo America LLC	Galileo Shopping America Trust	1,195,625,042	5.97%	5.9 years	88%	12%	5%	—	33,093,880
NP/I&G Institutional Retail Company, LLC	JPMorgan Investment Management Inc.	274,775,291	4.99%	8.2 years	88%	12%	20%	Increased participation after 12% IRR	31,769,518
NP/I&G Institutional Retail Company II, LLC	JPMorgan Investment Management Inc.	—	—	—	—	—	20%	Increased participation after 10% IRR	–
NPK Redevelopment I, LLC (3)	Kmart Corporation (Sears Holding Corp.)	—	—	—	—	—	20%	Increased participation after 10% return	1,000,000
Westgate Mall, LLC	Transwestern Investment Company / The Richard E. Jacobs Group	23,892,221	6.55%	0.5 years	—	100%	10%	Increased participation after 13% IRR	1,075,696
						`			$85,199,001

(1) Excludes premiums and discounts.

(2) AEW serves as the advisor for the joint venture partner.

(3) The Company has committed to contribute an additional $5.0 million to this joint venture.  Percent ownership represents the Company’s ownership interest in the joint venture subsequent to such contributions.

The above does not purport to disclose all items required under GAAP.

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.

New Plan Excel Realty Trust, Inc.

Supplemental Disclosure - Quarter Ended March 31, 2006

Summary of Joint Venture Financials

(Unaudited, dollars in thousands, except footnotes)

	As of 3/31/06
		Company
	As Reported	Pro Rata Share
BALANCE SHEET

Assets:
Real estate assets	$2,805,236	$258,250
Accumulated depreciation	(98,890)	(10,714)
NET REAL ESTATE	2,706,346	247,536
Trade receivables, net of allowance for doubtful accounts	17,146	1,924
Other assets	178,256	16,465

TOTAL ASSETS	$2,901,748	$265,925

Liabilities:
Mortgages payable, net of unamortized premium	$1,648,802	$159,545
Credit facilities	147,666	7,383
Amounts payable to New Plan	5,656	439
Other liabilities	111,374	7,911
TOTAL LIABILITIES	1,913,498	175,278
TOTAL EQUITY	988,250	90,647
TOTAL LIABILITIES AND EQUITY	$2,901,748	$265,925

	Three Months Ended 3/31/06
		Company
	As Reported	Pro Rata Share
INCOME STATEMENT

Total revenues	$79,543	$11,595
Operating expenses	22,091	3,551
NET OPERATING INCOME	57,452	8,044

Interest expense	23,613	3,418
Depreciation and amortization	25,816	3,847
Other income	(166)	(16)
Gain on sale of real estate	—	—
INCOME FROM CONTINUING OPERATIONS	8,189	795
INCOME FROM DISCONTINUED OPERATIONS	771	385
NET INCOME	$8,960	$1,180

	Three Months Ended 3/31/06
		Company
	As Reported	Pro Rata Share
FUNDS FROM OPERATIONS (1)

Net income	$8,960	$1,180
Add:
Depreciation and amortization
Continuing operations real estate assets	25,816	3,847
Discontinued operations real estate assets	—	—
Deduct:
Loss (gain) on sale of real estate (2)	—	—
(Gain) loss on sale of discontinued operations (2)	—	—
FUNDS FROM OPERATIONS	$34,776	$5,027

(1) FFO is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance.  Please refer to page 9 for additional information regarding the Company’s definition of FFO.

(2) Excludes gain / loss on sale of land.

Includes results from direct equity investments in Arapahoe Crossings, L.P.; BPR Land Partnership, L.P.; BPR Shopping Center, L.P.; BPR South, L.P.; CA New Plan Acquisition Fund, LLC; CA New Plan Venture Direct Investment Fund, LLC; CA New Plan Venture Fund, LLC; Galileo America LLC; NP/I&G Institutional Retail Company, LLC; NP/I&G Institutional Retail Company II, LLC; NPK Redevelopment I, LLC and Westgate Mall, LLC.

The above does not purport to disclose all items required under GAAP

The Company’s Form 10-Q for the quarter ended March 31, 2006 should be read in conjunction with the above information.